EXHIBIT 99.1

Subject to Revision
Series Term Sheet Dated NOVEMBER 6, 2001


                                   EQUITY ONE
                                   ==========
                            A POPULAR, INC. COMPANY

                            $264,802,000 Certificates
                                  (APPROXIMATE)

                                Equity One, Inc.
                               Seller and Servicer

                              Equity One ABS, Inc.
                                    Depositor

                  Equity One Mortgage Pass-Through Trust 2001-3


                                   DISCLAIMER

Attached is a preliminary Series Term Sheet describing the structure, collateral pool and certain aspects of the Equity One Mortgage Pass-Through Certificates, Series 2001-3. The Series Term Sheet has been prepared by Wachovia Securities based on collateral information provided by Equity One, Inc. ("Equity One") for informational purposes only and is subject to modification or change. The information and assumptions contained therein are preliminary and will be superseded by a prospectus supplement and by any other additional information subsequently filed with the Securities and Exchange Commission or incorporated by reference in the Registration Statement.

Wachovia Securities does not make any representation as to the accuracy or completeness of any of the information set forth in the attached Series Term Sheet. This cover sheet is not part of the Series Term Sheet.

A Registration Statement (including a base prospectus) relating to the Mortgage Pass-Through Certificates has been filed with the Securities and Exchange Commission. The final Prospectus Supplement relating to the securities will be filed after the securities have been priced and all of the terms and information are finalized. This communication is not an offer to sell or the solicitation of an offer to buy, nor shall there be any sale of the securities in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Interested persons are referred to the final Prospectus and Prospectus Supplement to which the securities relate. Any investment decision should be based only upon the information in the final Prospectus and Prospectus Supplement as of their publication dates.

                                    WACHOVIA
                                   SECURITIES

WACHOVIA SECURITIES IS THE TRADE NAME UNDER WHICH WACHOVIA CORPORATION CONDUCTS ITS INVESTMENT BANKING, CAPITAL MARKETS AND INSTITUTIONAL SECURITIES BUSINESS THROUGH FIRST UNION SECURITIES, INC. ("FUSI"), MEMBER NUSE, NASD, SIPC, AND THROUGH OTHER BANK AND NON-BANK AND BROKER-DEALER SUBSIDIARIES OF WACHOVIA CORPORATION.

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SERIES TERM SHEET DATED NOVEMBER 6, 2001
EQUITY ONE MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2001-3
--------------------------------------------------------------------------------

                              OFFERED CERTIFICATES:

TO 10% CALL:

                                                                                               Expected Ratings
                                                                                               ----------------

                                                                            Expected
                   Expected       Interest     Principal    Expected WAL    Principal
     Class        Size(1)(2)        Type          Type          (yrs)        Window          Moody's        S&P
   ------------ ---------------- ------------ ------------- ------------ ---------------- ------------ -------------
      AF-1         $102,895,000   Floating       Senior        1.00      12/01 - 12/03        Aaa          AAA
   ------------ ---------------- ------------ ------------- ------------ ---------------- ------------ -------------
      AF-2           48,238,000     Fixed        Senior        3.00      12/03 - 11/05        Aaa          AAA
   ------------ ---------------- ------------ ------------- ------------ ---------------- ------------ -------------
      AF-3           29,386,000     Fixed        Senior        5.00      11/05 - 01/08        Aaa          AAA
   ------------ ---------------- ------------ ------------- ------------ ---------------- ------------ -------------
      AF-4           32,263,000     Fixed        Senior        7.33      01/08 - 06/09        Aaa          AAA
   ------------ ---------------- ------------ ------------- ------------ ---------------- ------------ -------------
      AV-1           52,020,000   Floating       Senior        2.49      12/01 - 06/09        Aaa          AAA
   ------------ ---------------- ------------ ------------- ------------ ---------------- ------------ -------------
      A-IO           26,000,000     Fixed         N/A           N/A            N/A            Aaa          AAA
   ------------ ---------------- ------------ ------------- ------------ ---------------- ------------ -------------


TO MATURITY:

                                                                                              Expected Ratings
                                                                                              ----------------

                                                                            Expected
                   Expected       Interest     Principal    Expected WAL    Principal
     Class        Size(1)(2)        Type          Type          (yrs)        Window          Moody's        S&P
   ------------ ---------------- ------------ ------------- ------------ ---------------- ------------ -------------
      AF-1         $102,895,000   Floating       Senior        1.00       12/01 - 12/03       Aaa          AAA
   ------------ ---------------- ------------ ------------- ------------ ---------------- ------------ -------------
      AF-2           48,238,000     Fixed        Senior        3.00       12/03 - 11/05       Aaa          AAA
   ------------ ---------------- ------------ ------------- ------------ ---------------- ------------ -------------
      AF-3           29,386,000     Fixed        Senior        5.00       11/05 - 01/08       Aaa          AAA
   ------------ ---------------- ------------ ------------- ------------ ---------------- ------------ -------------
      AF-4           32,263,000     Fixed        Senior        8.93       01/08 - 02/16       Aaa          AAA
   ------------ ---------------- ------------ ------------- ------------ ---------------- ------------ -------------
      AV-1           52,020,000   Floating       Senior        2.65       12/01 - 04/17       Aaa          AAA
   ------------ ---------------- ------------ ------------- ------------ ---------------- ------------ -------------
      A-IO           26,000,000     Fixed         N/A           N/A            N/A            Aaa          AAA
   ------------ ---------------- ------------ ------------- ------------ ---------------- ------------ -------------

     (1) Size is subject to a permitted variance in the aggregate of plus or minus 5%.
     (2) The Class A-IO Certificates do not have a principal balance and are not entitled to any principal payments, but will accrue interest at a rate of 6.000% per annum on a notional balance, initially equal to $26,000,000. The Class A-IO Certificates are not entitled to distributions after the Distribution Date in November 2003.

     STRUCTURE:

--------------------------------------------------------------------------------
     o The Ambac Insurance Policy will provide an irrevocable and unconditional financial guarantee of timely payment of interest and ultimate payment of principal on each class of Offered Certificates.
     o After the Optional Termination Date, the pass-through rate on the Class AF-4 Certificates will increase by 0.50% per annum and the margin on the Class AV-1 Certificates, which will be set at pricing, will increase by 2x.
     o All classes of Offered Certificates, other than the Class A-IO Certificates, may be subject to a Net WAC Cap as described herein.
--------------------------------------------------------------------------------

     PRICING SPEED:
--------------------------------------------------------------------------------
    Fixed Rate Mortgage Loans
    -------------------------
     100% PPC assumes that prepayments start at 4% CPR in the first month, increase by approximately 1.909% each month to 25% CPR in the twelfth month, and remain constant at 25% CPR each month thereafter.
     Adjustable Rate Mortgage Loans
     ------------------------------
     28% CPR.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
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          DISCLAIMER, PLEASE CONTACT WACHOVIA SECURITIES IMMEDIATELY.
--------------------------------------------------------------------------------
                                       2

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SERIES TERM SHEET DATED NOVEMBER 6, 2001
EQUITY ONE MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2001-3
--------------------------------------------------------------------------------


                 EXPECTED CLASS A-IO NOTIONAL BALANCE SCHEDULE:

--------------------------------------------------------------------------------
     There will be a Aaa/AAA rated interest-only class of certificates (Class A-IO), relating to Loan Groups I and II with a coupon of 6.000% per annum for the first 24 months and 0.000% for month 25 and each month thereafter. The notional balance of Class A-IO Certificates is equal to the lesser of
     (i) the sum of the aggregate principal balance of the mortgage loans in Loan Groups I and II and (ii) the amounts in the following schedule:

    PERIOD        TOTAL NOTIONAL AMOUNT    FIXED COMPONENT      ARM COMPONENT
    ------        ---------------------    ---------------      -------------
    1-24              $26,000,000            $21,000,000         $5,000,000
25 and thereafter               0                      0                  0
--------------------------------------------------------------------------------

CONTACTS: WACHOVIA SECURITIES

TRADING / SYNDICATE             PHONE                  E-MAIL ADDRESS
-------------------             -----                  --------------
Chris Choka                (704) 383-8267         chris.choka@wachovia.com
Mark Adamson               (704) 383-7727         mark.adamson@wachovia.com

MORTGAGE FINANCE                PHONE                  E-MAIL ADDRESS
----------------                -----                  --------------
Mike Ciuffo                (704) 715-1170         michael.ciuffo@wachovia.com
Sean Walker                (704) 374-4398         sean.walker@wachovia.com
David Lyle                 (704) 715-8131         david.lyle@wachovia.com

STRUCTURING                     PHONE                  E-MAIL ADDRESS
-----------                     -----                  --------------
Serkan Erikci               (704) 715-1263        serkan.erikci@wachovia.com
Barbara Smith               (704) 383-8614        barbaram.smith@wachovia.com

COLLATERAL ANALYTICS            PHONE                  E-MAIL ADDRESS
--------------------            -----                  --------------
Paul Lopansri              (704) 374-3490         paul.lopansri@wachovia.com
Ken Nanney                 (704) 715-1068         ken.nanney@wachovia.com




--------------------------------------------------------------------------------
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          DISCLAIMER, PLEASE CONTACT WACHOVIA SECURITIES IMMEDIATELY.
--------------------------------------------------------------------------------

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SERIES TERM SHEET DATED NOVEMBER 6, 2001
EQUITY ONE MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2001-3
--------------------------------------------------------------------------------

                                SUMMARY OF TERMS
                                ----------------

TITLE OF SECURITIES:                    Mortgage Pass-Through
                                        Certificates, Series 2001-3
OFFERED CERTIFICATES:                   Class AF-1, AF-2, AF-3, AF-4, AV-1
                                        and A-IO Certificates (the "Class
                                        A Certificates)

RETAINED CERTIFICATES:                  Class X Certificates and Class R
                                        Certificates will not be offered.

SELLER/SERVICER:                        Equity One, Inc.

DEPOSITOR:                              Equity One ABS, Inc.

TRUSTEE & Custodian:                    The Chase Manhattan Bank

CERTIFICATE INSURER:                    Ambac Assurance Corporation
                                        ("Ambac")

RATING AGENCIES:                        Moody's Investors Service, Inc.
                                        ("Moody's") and Standard and
                                        Poor's Rating Services ("S&P").

UNDERWRITER:                            Wachovia Securities

CLOSING DATE:                           On or about November 16, 2001.

REGISTRATION:                           DTC, Clearstream, Luxembourg and
                                        the Euroclear System.

ACCRUED INTEREST:                       The Class AF-1 and AV-1
                                        Certificates will settle with no
                                        accrued interest (settle flat) and
                                        the Class AF-2, AF-3, AF-4, and
                                        A-IO Certificates will settle with
                                        accrued interest.

DISTRIBUTION DATE:                      The 25th of each month, or if such
                                        day is not a business day, the
                                        next succeeding business day,
                                        commencing on December 26, 2001.

RECORD DATE:                            With  respect to the Class AF-1 and
                                        AV-1    Certificates,    the   last
                                        business    day    prior   to   the
                                        applicable  Distribution  Date  and
                                        with  respect  to the  Class  AF-2,
                                        AF-3, AF-4, and A-IO  Certificates,
                                        the last  business day in the month
                                        preceding      the       applicable
                                        Distribution   Date.  With  respect
                                        to  the   Class   AF-1   and   AV-1
                                        Certificates,  the Record  Date for
                                        the first  Distribution Date is the
                                        last  business  day  prior  to  the
                                        Distribution   Date   in   December
                                        2001.  With  respect  to the  Class
                                        AF-2,    AF-3,   AF-4,   and   A-IO
                                        Certificates,  the Record  Date for
                                        the first  Distribution Date is the
                                        Closing Date.

PAYMENT DELAY:                          None for the Class AF-1 and AV-1
                                        Certificates and 24 days for the
                                        Class AF-2,  AF-3, AF-4, and A-IO
                                        Certificates.

DAY COUNT:                              With respect to the Class AF-1 and
                                        AV-1 Certificates, actual/360 and
                                        with respect to the Class AF-2,
                                        AF-3, AF-4, and A-IO Certificates,
                                        30/360.

SERVICING FEE:                          0.50% per annum of the aggregate
                                        principal balance of the mortgage
                                        loans.

--------------------------------------------------------------------------------
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          DISCLAIMER, PLEASE CONTACT WACHOVIA SECURITIES IMMEDIATELY.
--------------------------------------------------------------------------------

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SERIES TERM SHEET DATED NOVEMBER 6, 2001
EQUITY ONE MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2001-3
--------------------------------------------------------------------------------

TRUSTEE FEE:                            0.02%  per  annum  of  the  aggregate
                                        principal  balance  of  the  mortgage
                                        loans.

OPTIONAL TERMINATION DATE:              Any  Distribution  Date  on or  after
                                        which   the    aggregate    principal
                                        balance   of   the   mortgage   loans
                                        declines  to 10% or  less  of the sum
                                        of the  aggregate  principal  balance
                                        of  the  mortgage  loans  as  of  the
                                        Cut-off    Date     ("Cut-off    Date
                                        Principal Balance").

DENOMINATION:                           $25,000 minimum and multiples of
                                        $1,000 in excess thereof

ERISA ELIGIBILITY:                      The Offered Certificates
                                        may be purchased by employee benefit
                                        plans that are subject to ERISA.

SMMEA ELIGIBILITY:                      The Offered  Certificates will not be
                                        SMMEA eligible.

TAX STATUS:                             The Trust  will  elect to be  treated
                                        as one or more real  estate  mortgage
                                        investment  conduits  ("REMICs")  for
                                        federal  income  tax  purposes.   The
                                        Offered    Certificates    will    be
                                        designated as "regular  interests" in
                                        a  REMIC.   Certificateholders   will
                                        include   interest   on  the  Offered
                                        Certificates  as income in accordance
                                        with an accrual method of accounting.

CUT-OFF DATE:                           Close of business on October 31, 2001

MORTGAGE LOAN POOL:                     The  mortgage  loan pool will consist
                                        of 2,712  closed-end  mortgage  loans
                                        with an aggregate  principal  balance
                                        of  approximately  $264,802,487  (the
                                        "Total  Mortgage  Loans")  as of  the
                                        Cut-off   Date.   The  mortgage  loan
                                        pool  will be  divided  into two loan
                                        groups,  Loan  Group I and Loan Group
                                        II.  Loan  Group  I will  consist  of
                                        2,286 fixed rate mortgage  loans (the
                                        "Group  I  Mortgage  Loans")  with an
                                        aggregate    principal   balance   of
                                        approximately  $212,782,121 as of the
                                        Cut-off  Date.  Loan  Group  II  will
                                        consist   of  426   adjustable   rate
                                        mortgage   loans   (the   "Group   II
                                        Mortgage  Loans")  with an  aggregate
                                        principal  balance  of  approximately
                                        $52,020,365  as of the Cut-off  Date.
                                        The  Group  I   Mortgage   Loans  are
                                        secured  by first  and  second  liens
                                        and the Group II  Mortgage  Loans are
                                        secured  by  first  liens,   in  both
                                        cases:  (1) on  one-  to  four-family
                                        dwellings  ("Residential Loans"); and
                                        (2) on  multi-family  properties  and
                                        structures    which    contain   both
                                        residential  dwelling units and space
                                        used  for  retail,   professional  or
                                        other  commercial  uses  ("Mixed  Use
                                        Loans"   and,   together   with   the
                                        Residential   Loans,   the  "Mortgage
                                        Loans").  The Mortgage  Loans will be
                                        secured by both level-pay mortgages.

                                        Payments on the Class AF-1, AF-2, AF-3,
                                        and AF-4 Certificates (collectively, the
                                        "Group I Certificates") will be made
                                        primarily from collections on the Group
                                        I Mortgage Loans and payments on the
                                        Class AV-1 Certificates (the "Group II
                                        Certificates") will be made primarily
                                        from collections on the Group II
                                        Mortgage Loans.

                                        The Class A-IO Certificates are
                                        comprised of two payment components, the Fixed Component and the ARM Component. The Group I Mortgage Loans will primarily support the Fixed Component and the Group II Mortgage Loans will primarily support the ARM Component.

                                        The collateral information presented in
                                        this Series Term Sheet regarding the
                                        mortgage loan pool is approximate and is as of the Cut-off Date, unless indicated otherwise.



--------------------------------------------------------------------------------
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--------------------------------------------------------------------------------

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SERIES TERM SHEET DATED NOVEMBER 6, 2001
EQUITY ONE MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2001-3
--------------------------------------------------------------------------------

SERVICER ADVANCES:                      The Servicer is required to advance
                                        scheduled principal and interest
                                        (net of the Servicing Fee) for any
                                        delinquent mortgage loan, but is
                                        not required to make any advance
                                        that it deems to be
                                        non-recoverable.

CREDIT ENHANCEMENT:                     Credit  enhancement  with respect to
                                        the Offered  Certificates  includes:
                                        the Ambac Insurance  Policy and with
                                        respect  to the Group I and Group II
                                        Certificates,  excess interest,  and
                                        overcollateralization.

                                        Ambac    Insurance    Policy.    The
                                        Certificate       Insurer       will
                                        unconditionally    and   irrevocably
                                        guarantee:  (a)  timely  payment  of
                                        interest  and  ultimate  payment  of
                                        principal     on     the     Offered
                                        Certificates,  (b) the amount of any
                                        losses   not   covered   by   excess
                                        interest  or  overcollateralization,
                                        and (c)  the  payment  of  principal
                                        due on the Offered  Certificates  on
                                        the  final  Distribution  Date.  The
                                        Ambac   Insurance   Policy   is  not
                                        cancelable for any reason.

                                        Excess Interest. The weighted average
                                        mortgage interest rate on the mortgage
                                        loans is generally expected to be higher than the sum of (a) the Servicing Fee,
                                        (b) the Trustee Fee, (c) the weighted
                                        average pass-through rate on the Group I
                                        Certificates and Group II Certificates,
                                        and (d) the Certificate Insurer's
                                        premium. On each Distribution Date,
                                        excess interest generated during the
                                        related collection period will be
                                        available to cover losses and build
                                        overcollateralization on the Group I
                                        Certificates and Group II Certificates
                                        on such Distribution Date.

                                        Overcollateralization. Excess interest
                                        will be applied, to the extent
                                        available, to make accelerated payments
                                        of principal to the Group I Certificates and the Group II Certificates then entitled to receive payments of principal. Such application will cause the aggregate principal balance of the Group I Certificates and the Group II Certificates to amortize more rapidly than the mortgage loans, resulting in overcollateralization. Excess interest will be used to pay down the Group I Certificates and the Group II
                                        Certificates such that, prior to the
                                        Stepdown Date, the required
                                        overcollateralization amount will equal
                                        3.25% and 9.00% for the Group I
                                        Certificates and the Group II
                                        Certificates, respectively. On or after
                                        the applicable Stepdown Date, the
                                        required overcollateralization amount
                                        for the Group I Certificates will be
                                        equal to the lesser of (a) the required
                                        overcollateralization amount of the
                                        Group I Certificates as of the initial
                                        Distribution Date and (b) 6.50% of the
                                        current group principal balance of the
                                        Group I Mortgage Loans, but no lower
                                        than 0.50% of the aggregate group
                                        principal balance of the Group I
                                        Mortgage Loans as of the Cut-off Date.
                                        On or after the applicable Stepdown
                                        Date, the required overcollateralization amount for the Group II Certificates will be equal to the lesser of (a) the required overcollateralization amount of the Group II Certificates as of the initial Distribution Date and (b) 18.00% of the current group principal balance of the Group II Mortgage Loans, but no lower than 0.50% of the aggregate group principal balance of the Group II Mortgage Loans as of the Cut off Date.

--------------------------------------------------------------------------------
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          DISCLAIMER, PLEASE CONTACT WACHOVIA SECURITIES IMMEDIATELY.
--------------------------------------------------------------------------------

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SERIES TERM SHEET DATED NOVEMBER 6, 2001
EQUITY ONE MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2001-3
--------------------------------------------------------------------------------


STEPDOWN DATE:                          The Stepdown Date for the Group I
                                        Certificates is the  Distribution Date
                                        (subject to satisfaction of certain pool performance criteria) occurring on the later of:

                                        (1)       The Distribution  Date in June
                                                  2004   (i.e.   on   the   31st
                                                  Distribution Date) and;

                                        (2)       The first Distribution Date on
                                                  which   the   current    group
                                                  principal balance of the Group
                                                  I  Mortgage   Loans  has  been
                                                  reduced to an amount  equal to
                                                  50%  of  the  aggregate  group
                                                  principal balance of the Group
                                                  I  Mortgage  Loans  as of  the
                                                  Cut-off Date.

                                        The Stepdown Date for the Group II
                                        Certificates is the Distribution Date
                                        (subject to satisfaction of certain pool performance criteria) occurring on the later of:

                                        (1)       The Distribution  Date in June
                                                  2004   (i.e.   on   the   31st
                                                  Distribution Date) and;

                                        (2)       The first Distribution Date on
                                                  which   the   current    group
                                                  principal balance of the Group
                                                  II  Mortgage  Loans  has  been
                                                  reduced to an amount  equal to
                                                  50%  of  the  aggregate  group
                                                  principal balance of the Group
                                                  II  Mortgage  Loans  as of the
                                                  Cut-off Date.


                             INTEREST DISTRIBUTIONS
                             ----------------------

INTEREST ACCRUAL:             o         Interest  for the Class A  Certificates,
                                        other than the Class A-IO  Certificates,
                                        will   accrue  on  the   related   class
                                        certificate  balance  at a rate equal to
                                        the  lesser   of:  (i)  the   applicable
                                        pass-through  rate  and (ii) the Net WAC
                                        Cap. On each Distribution Date, interest
                                        on  the  Class  A-IO  Certificates  will
                                        accrue on the Total Notional Amount (the
                                        sum  of  the  Fixed  Component  and  ARM
                                        Component     of    the    Class    A-IO
                                        Certificates)    of   the   Class   A-IO
                                        Certificates for such Distribution Date at its pass-through rate.

                              o For each Distribution Date, interest will accrue on an actual/360 basis for the Class AF-1 and AV-1 Certificates and on a 30/360 basis for the Class AF-2, AF-3, AF-4, and A-IO Certificates.

                                       Interest entitlement for a class of
                                       certificates will be reduced by the sum
                                       of (i) net prepayment interest shortfalls for the related due period and (ii) shortfalls in interest on mortgage loans in the related loan group resulting from the application of the Soldiers and Sailors Civil Relief Act of 1940.

PASS-THROUGH RATE:                     With  respect  to the Class  AF-1 and
                                       AV-1     Certificates     and     any
                                       Distribution  Date,  a per annum rate
                                       equal  to  one-month  LIBOR  for  the
                                       related  interest accrual period plus
                                       a  margin,   which  will  be  set  at
                                       pricing.  With  respect  to the Class
                                       AF-2,    AF-3,    AF-4,    and   A-IO
                                       Certificates   and  any  Distribution
                                       Date,  a per annum rate that is fixed
                                       at pricing

--------------------------------------------------------------------------------
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--------------------------------------------------------------------------------

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SERIES TERM SHEET DATED NOVEMBER 6, 2001
EQUITY ONE MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2001-3
--------------------------------------------------------------------------------

STEP-UP RATE:                          After the Optional Termination
                                       Date, the margin on the Class AV-1
                                       Certificates will increase by 2x
                                       and the pass-through rate on the
                                       Class AF-4 Certificates will
                                       increase by 0.50% per annum.

NET WAC CAP:                           The Net WAC Cap with  respect  to the
                                       Class    AF-2,    AF-3,    and   AF-4
                                       Certificates   and  any  Distribution
                                       Date shall  equal the  average of the
                                       mortgage  interest rates of the Group
                                       I   Mortgage   Loans   (net   of  the
                                       Servicing  Fee,  the Trustee Fee, the
                                       Certificate     Insurer's     monthly
                                       premium  on the Group I  Certificates
                                       and  the  interest  due to the  Fixed
                                       Rate  Component  of  the  Class  A-IO
                                       Certificates),  weighted on the basis
                                       of  the  principal  balances  of  the
                                       Group  I  Mortgage  Loans  as of  the
                                       first day in the  related  collection
                                       period, calculated on a 30/360 basis.



                                       The Net WAC Cap with respect to the Class
                                       AF-1 Certificates, shall equal the
                                       average of the mortgage interest rates of the Group I Mortgage Loans (net of the Servicing Fee, the Trustee Fee, the Certificate Insurer's monthly premium on the Group I Certificates and the interest due to the Fixed Rate Component of the Class A-IO Certificates), weighted on the basis of the principal balances of the Group I Mortgage Loans as of the first day in the related collection period, calculated on an actual/360 basis.



                                       The Net WAC Cap with respect to the Class
                                       AV-1 Certificates, shall equal the
                                       average of the mortgage interest rates of the Group II Mortgage Loans (net of the Servicing Fee, the Trustee Fee, the Certificate Insurer's monthly premium on the Group II Certificates and the interest due to the ARM Component of the Class A-IO Certificates), weighted on the basis of the principal balances of the Group II Mortgage Loans as of the first day in the related collection period, calculated on an actual/360 basis.


NET WAC CAP CARRYOVER:                 For the  Class  AF-1 and  Class  AV-1
                                       Certificates   and  any  Distribution
                                       Date, if the applicable  pass-through
                                       rate is  reduced  to the Net WAC Cap,
                                       the  Class   AF-1  and   Class   AV-1
                                       Certificates  will be entitled to the
                                       excess  of any  interest  that  would
                                       have   accrued   at  the   applicable
                                       pass-through  rate (without regard to
                                       the Net WAC Cap)  over  the  interest
                                       accrued     at     the     applicable
                                       pass-through  rate (as  capped by the
                                       Net   WAC   Cap),    together    with
                                       one-month's  interest  thereon at the
                                       applicable  pass-through  rate in the
                                       priority  described  under  "PRIORITY
                                       OF DISTRIBUTIONS" herein.

                                       The amount of any Net WAC Cap Carryover
                                       will be payable only from the Net WAC Cap
                                       Account, which will be established on the Closing Date for such purpose. The Ambac Insurance Policy does not cover any Net WAC Cap Carryover amounts.


--------------------------------------------------------------------------------
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--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SERIES TERM SHEET DATED NOVEMBER 6, 2001
EQUITY ONE MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2001-3
--------------------------------------------------------------------------------

CLASS A-IO CERTIFICATES:                On each  Distribution  Date prior to the
                                        Distribution  Date in December 2003, the
                                        Class  A-IO  Certificates  will  have  a
                                        notional balance equal to the lesser of:
                                        (i)   $26,000,000,   subject   to  a  5%
                                        variance   and   (ii)   the    aggregate
                                        principal  balance of the mortgage loans
                                        as of the applicable  Distribution Date.
                                        The Fixed  Rate  Component  of the Class
                                        A-IO  Certificates  will have a notional
                                        balance  equal  to  the  lesser  of  (i)
                                        $21,000,000,  subject  to a 5%  variance
                                        and (ii) the aggregate principal balance
                                        of the Group I Mortgage  Loans as of the
                                        applicable  Distribution  Date.  The ARM
                                        Component of the Class A-IO Certificates
                                        will have a  notional  balance  equal to
                                        the lesser of (i) $5,000,000, subject to
                                        a 5%  variance  and (ii)  the  aggregate
                                        principal   balance   of  the  Group  II
                                        Mortgage  Loans  as  of  the  applicable
                                        Distribution Date.

                                        Prior  to  the   Distribution   Date  in
                                        December 2003, the pass-through rate for the Class A-IO Certificates will be 6.000% per annum. On and after the Distribution Date in December 2003, the pass-through rate for the Class A-IO Certificates will be 0.000% per annum, the notional balance will be zero and the Class A-IO Certificates will no longer be entitled to distributions of interest. The Class A-IO Certificates are "interest-only" certificates and are not entitled to any distributions in respect of principal.

PREPAYMENT INTEREST SHORTFALL:          For  any   Distribution   Date  and  any
                                        principal  prepayment on a mortgage loan
                                        received  by the  Servicer  on or before
                                        its due date in the  related due period,
                                        the amount, if any, by which one month's
                                        interest at the mortgage  interest  rate
                                        for  such   mortgage  loan  exceeds  the
                                        amount of interest paid in connection with such prepayment.

SERVICER OBLIGATIONS FOR PREPAYMENT     The Servicer will be obligated to pay
INTEREST SHORTFALLS:                    from its own funds  Prepayment  Interest
                                        Shortfalls for any prepayment in full on a mortgage loan, but only up to the amount of its Servicing Fee for the related due period.


                             PRINCIPAL DISTRIBUTIONS
                             -----------------------


PRINCIPAL DISTRIBUTION AMOUNT:          Principal  payments  on the Class  AF-1,
                                        AF-2, AF-3, and AF-4  Certificates  will
                                        be primarily based on amounts  collected
                                        or  received  in  respect of the Group I
                                        Mortgage  Loans (the  "Group I Principal
                                        Distribution     Amount").     Principal
                                        payments on the Class AV-1  Certificates
                                        will  be  primarily   based  on  amounts
                                        collected or received in respect of the Group II Mortgage Loans (the "Group II
                                        Principal Distribution Amount").

--------------------------------------------------------------------------------
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          DISCLAIMER, PLEASE CONTACT WACHOVIA SECURITIES IMMEDIATELY.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SERIES TERM SHEET DATED NOVEMBER 6, 2001
EQUITY ONE MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2001-3
--------------------------------------------------------------------------------

                            PRIORITY OF DISTRIBUTIONS
                            -------------------------

          A. On each Distribution Date, the Trustee shall withdraw from the distribution account the funds available for distribution with respect to collections on the Group I Mortgage Loans (the "Group I Available Funds"), and make disbursements and transfers in the following order of priority:


               (1)  to  the  Certificate  Insurer,  the  Certificate   Insurer's
                    monthly premium with respect to the Class AF-1, AF-2, AF-3, and AF-4 Certificates;

               (2) to the Trustee, the Trustee Fee and expenses of the Trustee with respect to collections on the Group I Mortgage Loans;

               (3)  to  the   Servicer,   the   Servicing   Fee  and  any  other
                    reimbursable amounts with respect to collections on the Group I Mortgage Loans;

               (4) to the Class AF-1, AF-2, AF-3, and AF-4 Certificates and the Fixed Component of the Class A-IO Certificates, current interest on a pro rata basis based on the amount of interest to which each such class or payment component is entitled;

               (5) the Group I Principal Distribution Amount, sequentially to the Class AF-1, AF-2, AF-3, and AF-4 Certificates in that order, until their respective class certificate balance is reduced to zero;

               (6) to the Certificate Insurer, any payments due and owing to the Certificate Insurer under the Insurance and Indemnity Agreement other than the Insurer's monthly premium with respect to the Group I Certificates;

               (7) any remaining amounts, sequentially to the Class AF-1, AF-2, AF-3, and AF-4 in that order, until the overcollateralization target for Loan Group I is reached, or until their respective class certificate balances are reduced to zero;

               (8)  to the Net WAC Cap Account, the required amount, if any.

--------------------------------------------------------------------------------
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          DISCLAIMER, PLEASE CONTACT WACHOVIA SECURITIES IMMEDIATELY.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SERIES TERM SHEET DATED NOVEMBER 6, 2001
EQUITY ONE MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2001-3
--------------------------------------------------------------------------------


          B. On each Distribution Date, the Trustee shall withdraw from the distribution account the funds available for distribution with respect to collections on the Group II Mortgage Loans, and make disbursements and transfers in the following order of priority:


               (1)  to  the  Certificate  Insurer,  the  Certificate   Insurer's
                    monthly premium with respect to the Class AV-1 Certificates;

               (2) to the Trustee, the Trustee Fee and expenses of the Trustee with respect to collections on the Group II Mortgage Loans;

               (3)  to  the   Servicer,   the   Servicing   Fee  and  any  other
                    reimbursable amounts with respect to collections on the Group II Mortgage Loans;

               (4) to the Class AV-1 Certificates and the ARM Component of the Class A-IO Certificates, current interest on a pro rata basis based on the amount of interest to which each such class or payment component is entitled;

               (5) to the Class AV-1 Certificates, the Group II Principal Distribution Amount, until the outstanding balance of the Class AV-1 Certificates is reduced to zero;

               (6) to the Certificate Insurer, any payments due and owing to the Certificate Insurer under the Insurance and Indemnity Agreement other than the Certificate Insurer's monthly premium with respect to the Class AV-1 Certificates;

               (7) any remaining amounts to the Class AV-1 Certificates until the overcollateralization target for Loan Group II is reached, or until its class certificate balance is reduced to zero;

               (8)  to the Net WAC Cap Account, the required amount, if any.



          C. On each Distribution Date, the Trustee shall make disbursements and transfers from the Aggregate Available Funds (the Group I Available Funds, together with the Group II Available Funds) after the disbursements in clauses A and B above in the following order of priority:


               (1) to the Class X Certificates, an amount described under the Pooling and Servicing Agreement; and

               (2)  to the Class R Certificates, any remaining amount.

--------------------------------------------------------------------------------
  THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A
          DISCLAIMER, PLEASE CONTACT WACHOVIA SECURITIES IMMEDIATELY.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SERIES TERM SHEET DATED NOVEMBER 6, 2001
EQUITY ONE MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2001-3
--------------------------------------------------------------------------------

                     DESCRIPTION OF CUT-OFF DATE COLLATERAL

                              TOTAL MORTGAGE LOANS

SUMMARY STATISTICS
--------------------------------------------------------------------------------
    CUT-OFF DATE PRINCIPAL BALANCE                          $264,802,486.72
       Number of Mortgage Loans                                       2,712
       Minimum                                                    $5,569.36
       Maximum                                                  $477,792.87
       Average                                                   $97,641.03
    ORIGINAL CLTV RATIO
       Minimum                                                        8.57%
       Maximum                                                      100.00%
       Weighted Average                                              78.41%
    MORTGAGE RATE
       Minimum                                                       6.750%
       Maximum                                                      15.990%
       Weighted Average                                              9.823%
    REMAINING TERM (MONTHS)
       Minimum                                                            4
       Maximum                                                          360
       Weighted Average                                                 250
    FICO SCORE
       Minimum                                                          360
       Maximum                                                          825
       Weighted Average                                                 607
    PRODUCT TYPE
       Fully Amortizing Fixed Rate Mortgage Loans                    38.97%
       Fully Amortizing Adjustable Rate Mortgage Loans               19.64%
       Fixed Rate Balloon Mortgage Loans                             41.39%
    LIEN POSITION
       First                                                         94.41%
       Second                                                         5.59%
    PROPERTY TYPE
       Single Family - Detached                                      73.04%
       Duplex                                                         9.04%
       Mixed - Use                                                    6.51%
       Condominium                                                    3.75%
       6 Family/Units                                                 2.40%
       Other                                                          5.26%
    OCCUPANCY STATUS
       Owner Occupied                                                85.84%
       Non-Owner Occupied                                            14.16%
    GEOGRAPHIC CONCENTRATION
       New Jersey                                                    13.09%
       Pennsylvania                                                  12.74%
       New York                                                       9.94%
       California                                                     7.32%
       North Carolina                                                 6.93%
       Number of States                                                  43
       Largest Zip Code Concentration (NJ / 08226)                    0.58%
    % OF LOANS WITH PREPAYMENT PENALTIES                             67.82%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
  THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A
          DISCLAIMER, PLEASE CONTACT WACHOVIA SECURITIES IMMEDIATELY.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SERIES TERM SHEET DATED NOVEMBER 6, 2001
EQUITY ONE MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2001-3
--------------------------------------------------------------------------------

                     DESCRIPTION OF CUT-OFF DATE COLLATERAL

                              TOTAL MORTGAGE LOANS



                                               Number of       Aggregate Unpaid  Percent of Aggregate
Mortgage Rate (%)                            Mortgage Loans    Principal Balance  Principal Balance
-------------------------------------       ----------------   -----------------  -----------------
  6.501 -  7.000                                        5      $      797,633.79        0.30%
  7.001 -  7.500                                       23           2,926,868.99        1.11
  7.501 -  8.000                                       84          11,089,662.23        4.19
  8.001 -  8.500                                      226          30,250,894.26       11.42
  8.501 -  9.000                                      381          48,652,791.98       18.37
  9.001 -  9.500                                      322          34,204,369.59       12.92
  9.501 - 10.000                                      422          43,776,523.68       16.53
 10.001 - 10.500                                      275          27,873,283.60       10.53
 10.501 - 11.000                                      270          25,499,429.64        9.63
 11.001 - 11.500                                      158          13,050,990.73        4.93
 11.501 - 12.000                                      141           9,692,160.49        3.66
 12.001 - 12.500                                      131           6,244,646.10        2.36
 12.501 - 13.000                                       89           4,402,316.73        1.66
 13.001 - 13.500                                       40           1,503,894.42        0.57
 13.501 - 14.000                                      101           3,350,471.81        1.27
 14.001 - 14.500                                       24             780,002.87        0.29
 14.501 - 15.000                                       19             678,153.69        0.26
 15.501 - 16.000                                        1              28,392.12        0.01
-------------------------------------       ----------------   -----------------  -----------------
TOTAL                                               2,712        $264,802,486.72      100.00%
                                            ================   ================  ==================



                                  Number of         Aggregate Unpaid     Percent of Aggregate
Original CLTV Ratio (%)         Mortgage Loans      Principal Balance      Principal Balance
------------------------       ----------------    ------------------    ---------------------
 5.001 - 10.000                          1         $       29,841.51          0.01%
10.001 - 15.000                          7                211,812.89          0.08
15.001 - 20.000                          8                663,709.00          0.25
20.001 - 25.000                         12                564,099.83          0.21
25.001 - 30.000                         13                501,220.54          0.19
30.001 - 35.000                         16                866,726.96          0.33
35.001 - 40.000                         20              1,789,933.18          0.68
40.001 - 45.000                         24              1,820,672.15          0.69
45.001 - 50.000                         45              2,954,006.24          1.12
50.001 - 55.000                         51              4,575,716.56          1.73
55.001 - 60.000                         73              7,227,726.94          2.73
60.001 - 65.000                        102             10,391,427.55          3.92
65.001 - 70.000                        219             23,312,950.17          8.80
70.001 - 75.000                        319             33,851,708.06         12.78
75.001 - 80.000                        682             74,252,416.27         28.04
80.001 - 85.000                        256             30,867,682.79         11.66
85.001 - 90.000                        396             46,750,317.59         17.65
90.001 - 95.000                        127              9,839,835.14          3.72
95.001 -100.000                        341             14,330,683.35          5.41
------------------------       ----------------    ------------------    --------------------
Total                                2,712            $264,802,486.72       100.00%
                               ================    ==================    ====================

--------------------------------------------------------------------------------
  THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A
          DISCLAIMER, PLEASE CONTACT WACHOVIA SECURITIES IMMEDIATELY.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SERIES TERM SHEET DATED NOVEMBER 6, 2001
EQUITY ONE MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2001-3
--------------------------------------------------------------------------------

                     DESCRIPTION OF CUT-OFF DATE COLLATERAL

                              TOTAL MORTGAGE LOANS



                               Number of       Aggregate Unpaid       Percent of Aggregate
Principal Balance ($)         Mortgage Loans   Principal Balance       Principal Balance
-----------------------       --------------  ------------------      -------------------
      0.01 - 25,000.00             195        $    4,271,681.14             1.61%
 25,000.01 - 50,000.00             602            22,247,609.69             8.40
 50,000.01 - 75,000.00             511            31,947,147.33            12.06
 75,000.01 - 100,000.00            421            36,816,645.83            13.90
100,000.01 - 125,000.00            294            33,026,266.06            12.47
125,000.01 - 150,000.00            209            28,836,047.59            10.89
150,000.01 - 175,000.00            155            25,163,305.14             9.50
175,000.01 - 200,000.00             84            15,661,100.86             5.91
200,000.01 - 225,000.00             58            12,324,239.31             4.65
225,000.01 - 250,000.00             50            11,857,416.83             4.48
250,000.01 - 275,000.00             34             8,954,838.13             3.38
275,000.01 - 300,000.00             36            10,379,820.34             3.92
300,000.01 - 325,000.00             13             4,085,231.24             1.54
325,000.01 - 350,000.00             17             5,778,115.56             2.18
350,000.01 - 375,000.00             10             3,640,750.55             1.37
375,000.01 - 400,000.00              6             2,322,864.52             0.88
400,000.01 - 425,000.00              5             2,052,033.28             0.77
425,000.01 - 450,000.00              7             3,100,221.15             1.17
450,000.01 - 475,000.00              4             1,859,359.30             0.70
475,000.01 - 500,000.00              1               477,792.87             0.18
-----------------------       --------------  ------------------      -------------------
TOTAL                            2,712           $264,802,486.72          100.00%
                              ==============  ==================      ===================



Prepayment                                       Number of                Aggregate Unpaid           Percent of Aggregate
Penalty Term (Months)                          Mortgage Loans             Principal Balance            Principal Balance
--------------------------------------      ---------------------       ----------------------      ------------------------
No Prepayment Penalty                                      1,113               $85,201,487.64           32.18%
6                                                              1                    50,030.95            0.02
12                                                           178                28,977,430.49           10.94
24                                                           325                37,047,047.53           13.99
30                                                             2                   261,798.44            0.10
36                                                           803                84,450,308.83           31.89
42                                                             5                   425,580.54            0.16
48                                                             1                    85,026.80            0.03
60                                                           284                28,303,775.50           10.69
-------------------------------------       ---------------------       ----------------------      ------------------------
TOTAL                                                      2,712              $264,802,486.72          100.00%
                                            =====================       ======================      ========================


--------------------------------------------------------------------------------
  THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A
          DISCLAIMER, PLEASE CONTACT WACHOVIA SECURITIES IMMEDIATELY.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SERIES TERM SHEET DATED NOVEMBER 6, 2001
EQUITY ONE MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2001-3
--------------------------------------------------------------------------------

                     DESCRIPTION OF CUT-OFF DATE COLLATERAL

                              TOTAL MORTGAGE LOANS



                                                 Number of                Aggregate Unpaid       Percent of Aggregate
Remaining Term (Months)                        Mortgage Loans             Principal Balance       Principal Balance
--------------------------------             -----------------          -------------------      ---------------------
  1 -  12                                            4                   $     218,683.86               0.08%
 13 -  24                                            9                       1,315,689.42               0.50
 25 -  36                                            8                         798,436.85               0.30
 37 -  48                                            3                         202,939.12               0.08
 49 -  60                                           63                       9,314,584.27               3.52
 61 -  72                                            4                         259,265.48               0.10
 73 -  84                                           23                       1,770,387.22               0.67
 85 -  96                                           22                       1,482,473.34               0.56
 97 - 108                                           14                       1,181,553.80               0.45
109 - 120                                          114                      13,358,589.29               5.04
121 - 132                                           15                       1,065,588.28               0.40
133 - 144                                           18                       1,101,675.13               0.42
145 - 156                                           45                       2,269,152.05               0.86
157 - 168                                          167                       7,139,024.63               2.70
169 - 180                                        1,050                      89,180,070.37              33.68
181 - 192                                            3                         137,094.53               0.05
193 - 204                                            3                         184,850.63               0.07
205 - 216                                           11                         585,861.89               0.22
217 - 228                                           45                       2,052,355.28               0.78
229 - 240                                          112                       8,164,394.50               3.08
241 - 252                                            1                         105,527.93               0.04
253 - 264                                            2                          78,597.37               0.03
265 - 276                                            3                         302,086.40               0.11
277 - 288                                            2                          57,851.03               0.02
289 - 300                                            9                       1,076,853.66               0.41
313 - 324                                            1                          62,070.52               0.02
325 - 336                                           17                       1,333,326.98               0.50
337 - 348                                           38                       4,161,602.32               1.57
349 - 360                                          906                     115,841,900.57              43.75
--------------------------------             -----------------          -------------------      ---------------------
TOTAL                                            2,712                    $264,802,486.72             100.00%
                                             =================          ===================      =====================



                                                 Number of                Aggregate Unpaid           Percent of Aggregate
Occupancy Type                                 Mortgage Loans             Principal Balance            Principal Balance
-------------------------------------       ---------------------       ----------------------      ------------------------
Owner Occupied                                             2,311              $227,307,944.48           85.84%
Non-Owner Occupied                                           401                37,494,542.24           14.16
-------------------------------------       ---------------------       ----------------------      ------------------------
TOTAL                                                      2,712              $264,802,486.72          100.00%
                                            =====================       ======================      ========================



                                                 Number of                Aggregate Unpaid           Percent of Aggregate
Credit Grade                                   Mortgage Loans             Principal Balance            Principal Balance
-------------------------------------       ---------------------       ----------------------      ------------------------
A                                                          1,603              $157,853,618.54           59.61%
B                                                            828                80,076,907.48           30.24
C                                                            281                26,871,960.70           10.15
-------------------------------------       ---------------------       ----------------------      ------------------------
TOTAL                                                      2,712              $264,802,486.72          100.00%
                                            =====================       ======================      ========================

--------------------------------------------------------------------------------
  THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A
          DISCLAIMER, PLEASE CONTACT WACHOVIA SECURITIES IMMEDIATELY.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SERIES TERM SHEET DATED NOVEMBER 6, 2001
EQUITY ONE MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2001-3
--------------------------------------------------------------------------------

                     DESCRIPTION OF CUT-OFF DATE COLLATERAL

                              TOTAL MORTGAGE LOANS



                                   Number of         Aggregate Unpaid    Percent of Aggregate
FICO Score                       Mortgage Loans    Principal Balance       Principal Balance
-----------------------         ---------------    ------------------     ------------------
351 - 375                                1         $      123,552.28          0.05%
426 - 450                                5                279,029.51          0.11
451 - 475                               23              2,269,198.85          0.86
476 - 500                               54              4,167,015.20          1.57
501 - 525                              186             18,453,663.09          6.97
526 - 550                              353             33,682,580.56         12.72
551 - 575                              342             32,790,156.58         12.38
576 - 600                              308             30,013,600.39         11.33
601 - 625                              395             39,220,328.75         14.81
626 - 650                              382             35,530,591.65         13.42
651 - 675                              275             27,961,121.74         10.56
676 - 700                              159             17,225,452.22          6.51
701 - 725                               82              9,432,098.95          3.56
726 - 750                               60              5,734,557.41          2.17
751 - 775                               38              3,588,159.10          1.36
776 - 800                               25              2,716,025.38          1.03
801 - 825                                3                180,738.10          0.07
Unknown                                 21              1,434,616.96          0.54
-----------------------         ---------------    ------------------     ------------------
TOTAL                                2,712           $264,802,486.72        100.00%
                                ===============    =================      =================



                                                 Number of                Aggregate Unpaid           Percent of Aggregate
Documentation Type                             Mortgage Loans             Principal Balance            Principal Balance
-------------------------------------       ---------------------       ----------------------      ------------------------
Full Documentation                                         2,242              $207,966,119.85           78.54%
Stated Income                                                239                29,486,235.00           11.14
Alternative Documentation                                     93                13,678,363.53            5.17
Lite Documentation                                           117                11,611,023.28            4.38
No Documentation                                              21                 2,060,745.06            0.78
-------------------------------------       ---------------------       ----------------------      ------------------------
TOTAL                                                      2,712              $264,802,486.72          100.00%
                                            =====================       ======================      ========================

--------------------------------------------------------------------------------
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--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SERIES TERM SHEET DATED NOVEMBER 6, 2001
EQUITY ONE MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2001-3
--------------------------------------------------------------------------------

                     DESCRIPTION OF CUT-OFF DATE COLLATERAL

                              TOTAL MORTGAGE LOANS

                                                 Number of                Aggregate Unpaid           Percent of Aggregate
Property Type                                  Mortgage Loans             Principal Balance            Principal Balance
-------------------------------------       ---------------------       ----------------------      ------------------------
Single Family - Detached                                   2,077              $193,417,932.99          73.04%
Duplex                                                       196                23,942,138.90           9.04
Mixed-Use                                                    154                17,244,890.39           6.51
Condominium                                                  105                 9,920,527.62           3.75
6 Family/Units                                                49                 6,353,862.97           2.40
Triplex                                                       37                 4,057,027.66           1.53
Quadruplex                                                    31                 3,337,021.78           1.26
8 Family/Units                                                 9                 2,033,798.89           0.77
Townhouse                                                     23                 1,540,364.75           0.58
5 Family/Units                                                14                 1,512,551.47           0.57
7 Family/Units                                                 9                 1,061,831.35           0.40
Row Home                                                       8                   380,537.95           0.14
-------------------------------------       ---------------------       ----------------------      ------------------------
TOTAL                                                      2,712              $264,802,486.72         100.00%
                                            =====================       ======================      ========================



                                                 Number of                Aggregate Unpaid           Percent of Aggregate
Loan Purpose                                   Mortgage Loans             Principal Balance            Principal Balance
-------------------------------------       ---------------------       ----------------------      ------------------------
Refinance (Cash-Out)                                       1,233              $132,285,369.26           49.96%
Purchase                                                     863                74,515,521.11           28.14
Refinance (Rate/Term)                                        567                54,279,022.32           20.50
Unknown                                                       49                 3,722,574.03            1.41
-------------------------------------       ---------------------       ----------------------      ------------------------
TOTAL                                                      2,712              $264,802,486.72          100.00%
                                            =====================       ======================      ========================

--------------------------------------------------------------------------------
  THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A
          DISCLAIMER, PLEASE CONTACT WACHOVIA SECURITIES IMMEDIATELY.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SERIES TERM SHEET DATED NOVEMBER 6, 2001
EQUITY ONE MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2001-3
--------------------------------------------------------------------------------

                     DESCRIPTION OF CUT-OFF DATE COLLATERAL

                              TOTAL MORTGAGE LOANS

                                                 Number of                Aggregate Unpaid           Percent of Aggregate
Geographic Distribution                        Mortgage Loans             Principal Balance            Principal Balance
-------------------------------------       ---------------------       ----------------------      ------------------------
New Jersey                                                   303               $34,660,768.31          13.09%
Pennsylvania                                                 420                33,734,574.87          12.74
New York                                                     167                26,322,578.25           9.94
California                                                   121                19,374,114.81           7.32
North Carolina                                               220                18,348,014.65           6.93
Maryland                                                     109                10,484,001.38           3.96
Massachusetts                                                 72                10,286,147.09           3.88
Ohio                                                         106                 8,045,250.57           3.04
Missouri                                                      98                 7,539,873.17           2.85
Florida                                                       95                 7,379,886.56           2.79
Illinois                                                      60                 5,997,348.47           2.26
South Carolina                                                73                 5,841,203.29           2.21
Delaware                                                      49                 5,659,889.13           2.14
South Dakota                                                  64                 5,373,462.68           2.03
Kansas                                                        65                 5,204,573.49           1.97
Nevada                                                        54                 4,445,361.54           1.68
Connecticut                                                   32                 4,215,857.96           1.59
Georgia                                                       59                 4,092,426.91           1.55
Indiana                                                       44                 3,978,373.56           1.50
Rhode Island                                                  35                 3,682,607.46           1.39
Wisconsin                                                     35                 3,510,427.39           1.33
Colorado                                                      36                 3,376,956.23           1.28
Minnesota                                                     30                 3,237,155.92           1.22
Iowa                                                          49                 2,827,196.95           1.07
Nebraska                                                      35                 2,752,773.84           1.04
Washington                                                    31                 2,554,662.78           0.96
Michigan                                                      32                 2,417,011.15           0.91
Oklahoma                                                      28                 2,071,441.59           0.78
Idaho                                                         20                 2,017,297.36           0.76
Virginia                                                      16                 2,003,917.30           0.76
Arizona                                                       26                 1,991,578.23           0.75
Kentucky                                                      28                 1,972,352.26           0.74
New Mexico                                                    16                 1,869,321.37           0.71
Montana                                                       17                 1,750,159.68           0.66
Tennessee                                                     21                 1,631,585.45           0.62
New Hampshire                                                 12                 1,393,942.18           0.53
Oregon                                                        12                 1,289,251.98           0.49
Utah                                                          12                   909,146.47           0.34
Maine                                                          5                   302,989.56           0.11
North Dakota                                                   2                   145,836.81           0.06
Alabama                                                        1                    43,218.02           0.02
Vermont                                                        1                    39,897.13           0.02
Wyoming                                                        1                    28,052.92           0.01
-------------------------------------       ---------------------       ----------------------      ------------------------
TOTAL                                                      2,712              $264,802,486.72         100.00%
                                            =====================       ======================      ========================

--------------------------------------------------------------------------------
  THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A
          DISCLAIMER, PLEASE CONTACT WACHOVIA SECURITIES IMMEDIATELY.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SERIES TERM SHEET DATED NOVEMBER 6, 2001
EQUITY ONE MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2001-3
--------------------------------------------------------------------------------

                     DESCRIPTION OF CUT-OFF DATE COLLATERAL

                             GROUP I MORTGAGE LOANS


--------------------------------------------------------------------------------
CUT-OFF DATE PRINCIPAL BALANCE                              $212,782,121.37
   Number of Mortgage Loans                                           2,286
   Minimum                                                        $5,569.36
   Maximum                                                      $477,792.87
   Average                                                       $93,080.54
ORIGINAL CLTV RATIO
   Minimum                                                            8.57%
   Maximum                                                          100.00%
   Weighted Average                                                  77.63%
MORTGAGE RATE
   Minimum                                                           6.750%
   Maximum                                                          15.990%
   Weighted Average                                                  9.944%
REMAINING TERM (MONTHS)
   Minimum                                                                4
   Maximum                                                              360
   Weighted Average                                                     225
FICO SCORE
   Minimum                                                              360
   Maximum                                                              825
   Weighted Average                                                     608
PRODUCT TYPE
   Fully Amortizing Fixed Rate Mortgage Loans                        48.50%
   Fixed Rate Balloon Mortgage Loans                                 51.50%
LIEN POSITION
   First                                                             93.04%
   Second                                                             6.96%
PROPERTY TYPE
   Single Family - Detached                                          69.91%
   Duplex                                                             9.93%
   Mixed - Use                                                        8.10%
   Condominium                                                        3.35%
   6 Family/Units                                                     2.99%
   Other                                                              5.71%
OCCUPANCY STATUS
   Owner Occupied                                                    83.69%
   Non-Owner Occupied                                                16.31%
GEOGRAPHIC CONCENTRATION
   New Jersey                                                        14.55%
   Pennsylvania                                                      14.19%
   New York                                                          12.16%
   California                                                         6.78%
   North Carolina                                                     6.78%
   Number of States                                                      42
   Largest Zip Code Concentration (NJ / 08226)                        0.73%
% OF LOANS WITH PREPAYMENT PENALTIES                                 65.32%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
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          DISCLAIMER, PLEASE CONTACT WACHOVIA SECURITIES IMMEDIATELY.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SERIES TERM SHEET DATED NOVEMBER 6, 2001
EQUITY ONE MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2001-3
--------------------------------------------------------------------------------

                     DESCRIPTION OF CUT-OFF DATE COLLATERAL

                             GROUP I MORTGAGE LOANS

                                                                                        Percent of
                              Number of Group I          Aggregate Unpaid             Aggregate Group I
Mortgage Rate (%)              Mortgage Loans           Principal Balance            Principal Balance
----------------------        ----------------         --------------------      ------------------------
 6.501 -  7.000                          5               $      797,633.79                0.37%
 7.001 -  7.500                         15                    1,753,863.83                0.82
 7.501 -  8.000                         57                    7,512,591.98                3.53
 8.001 -  8.500                        156                   20,166,748.22                9.48
 8.501 -  9.000                        282                   35,678,988.41               16.77
 9.001 -  9.500                        276                   29,176,485.27               13.71
 9.501 - 10.000                        360                  36,618,386.54                17.21
10.001 - 10.500                        236                  23,789,611.14                11.18
10.501 - 11.000                        230                  21,081,780.12                 9.91
11.001 - 11.500                        146                  11,815,129.14                 5.55
11.501 - 12.000                        125                   8,013,071.73                 3.77
12.001 - 12.500                        125                   5,805,564.66                 2.73
12.501 - 13.000                         89                   4,402,316.73                 2.07
13.001 - 13.500                         39                   1,332,929.32                 0.63
13.501 - 14.000                        101                   3,350,471.81                 1.57
14.001 - 14.500                         24                     780,002.87                 0.37
14.501 - 15.000                         19                     678,153.69                 0.32
15.501 - 16.000                          1                      28,392.12                 0.01
----------------------        ----------------         --------------------      ------------------------
TOTAL                                2,286                $212,782,121.37               100.00%
                              ===============          ===================       ========================


                                                                                                          Percent of
                                             Number of Group I            Aggregate Unpaid             Aggregate Group I
Original CLTV Ratio (%)                        Mortgage Loans             Principal Balance            Principal Balance
------------------------------------       -----------------------      ----------------------      ------------------------
  5.001 -   10.000                                      1                  $29,841.51                    0.01%
  10.001 -  15.000                                      7                  211,812.89                    0.10
  15.001 -  20.000                                      8                  663,709.00                    0.31
  20.001 -  25.000                                     11                  536,018.70                    0.25
  25.001 -  30.000                                     12                  421,468.85                    0.20
  30.001 -  35.000                                     15                  822,231.72                    0.39
  35.001 -  40.000                                     19                1,727,301.95                    0.81
  40.001 -  45.000                                     24                1,820,672.15                    0.86
  45.001 -  50.000                                     41                2,587,031.64                    1.22
  50.001 -  55.000                                     44                3,951,324.09                    1.86
  55.001 -  60.000                                     70                6,999,957.38                    3.29
  60.001 -  65.000                                     94                9,430,230.00                    4.43
  65.001 -  70.000                                    193               19,542,786.79                    9.18
  70.001 -  75.000                                    280               29,714,368.92                   13.96
  75.001 -  80.000                                    540               58,054,472.75                   27.28
  80.001 -  85.000                                    201               23,627,219.80                   11.10
  85.001 -  90.000                                    283               32,158,523.62                   15.11
  90.001 -  95.000                                    112                7,474,521.26                    3.51
  95.001 - 100.000                                    331               13,008,628.35                    6.11
------------------------------------       -----------------------    ----------------------      ------------------------
TOTAL                                               2,286             $212,782,121.37                  100.00%
                                           =======================    ======================      ========================

--------------------------------------------------------------------------------
  THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A
          DISCLAIMER, PLEASE CONTACT WACHOVIA SECURITIES IMMEDIATELY.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SERIES TERM SHEET DATED NOVEMBER 6, 2001
EQUITY ONE MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2001-3
--------------------------------------------------------------------------------



                     DESCRIPTION OF CUT-OFF DATE COLLATERAL

                             GROUP I MORTGAGE LOANS



                                                                                                          Percent of
                                             Number of Group I            Aggregate Unpaid             Aggregate Group I
Principal Balance ($)                          Mortgage Loans             Principal Balance            Principal Balance
------------------------------------       -----------------------      ----------------------      ------------------------
      0.01 - 25,0000.00                                     193               $4,225,500.15           1.99%
 25,000.01 - 50,0000.00                                     576               21,249,918.12           9.99
 50,000.01 - 75,0000.00                                     430               26,813,704.60          12.60
 75,000.01 - 100,000.00                                     323               28,290,846.76          13.30
100,000.01 - 125,000.00                                     229               25,814,298.73          12.13
125,000.01 - 150,000.00                                     157               21,665,500.61          10.18
150,000.01 - 175,000.00                                     122               19,779,264.62           9.30
175,000.01 - 200,000.00                                      67               12,509,660.22           5.88
200,000.01 - 225,000.00                                      45                9,528,105.13           4.48
225,000.01 - 250,000.00                                      38                9,029,470.72           4.24
250,000.01 - 275,000.00                                      30                7,921,979.72           3.72
275,000.01 - 300,000.00                                      28                8,054,111.25           3.79
300,000.01 - 325,000.00                                       9                2,845,350.90           1.34
325,000.01 - 350,000.00                                      12                4,106,152.10           1.93
350,000.01 - 375,000.00                                       9                3,266,206.52           1.54
375,000.01 - 400,000.00                                       5                1,937,210.42           0.91
400,000.01 - 425,000.00                                       4                1,638,536.36           0.77
425,000.01 - 450,000.00                                       5                2,223,127.39           1.04
450,000.01 - 475,000.00                                       3                1,405,384.18           0.66
475,000.01 - 500,000.00                                       1                  477,792.87           0.22
------------------------------------       -----------------------      ----------------------      ------------------------
TOTAL                                                     2,286             $212,782,121.37         100.00%
                                           =======================      ======================      ========================



                                                                                                          Percent of
Prepayment                                   Number of Group I            Aggregate Unpaid             Aggregate Group I
Penalty Term (Months)                          Mortgage Loans             Principal Balance            Principal Balance
-------------------------------------      -----------------------      ----------------------      ------------------------
No Prepayment Penalty                                       1,021              $73,786,951.96           34.68%
6                                                               1                   50,030.95            0.02
12                                                            162               26,965,612.86           12.67
24                                                             61                5,366,872.55            2.52
30                                                              2                  261,798.44            0.12
36                                                            750               77,589,987.71           36.46
42                                                              5                  425,580.54            0.20
48                                                              1                   85,026.80            0.04
60                                                            283               28,250,259.56           13.28
------------------------------------       -----------------------      ----------------------      ------------------------
TOTAL                                                       2,286             $212,782,121.37         100.00%
                                           =======================      ======================      ========================

--------------------------------------------------------------------------------
  THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A
          DISCLAIMER, PLEASE CONTACT WACHOVIA SECURITIES IMMEDIATELY.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SERIES TERM SHEET DATED NOVEMBER 6, 2001
EQUITY ONE MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2001-3
--------------------------------------------------------------------------------

                     DESCRIPTION OF CUT-OFF DATE COLLATERAL

                             GROUP I MORTGAGE LOANS



                                                                                                          Percent of
                                             Number of Group I            Aggregate Unpaid             Aggregate Group I
Remaining Term (Months)                        Mortgage Loans             Principal Balance            Principal Balance
------------------------------------       -----------------------      ----------------------      ------------------------
  1 -  12                                                    4                 $218,683.86                 0.10%
 13 -  24                                                    9                1,315,689.42                 0.62
 25 -  36                                                    8                  798,436.85                 0.38
 37 -  48                                                    3                  202,939.12                 0.10
 49 -  60                                                   63                9,314,584.27                 4.38
 61 -  72                                                    4                  259,265.48                 0.12
 73 -  84                                                   23                1,770,387.22                 0.83
 85 -  96                                                   22                1,482,473.34                 0.70
 97 - 108                                                   14                1,181,553.80                 0.56
109 - 120                                                  114               13,358,589.29                 6.28
121 - 132                                                   15                1,065,588.28                 0.50
133 - 144                                                   18                1,101,675.13                 0.52
145 - 156                                                   45                2,269,152.05                 1.07
157 - 168                                                  167                7,139,024.63                 3.36
169 - 180                                                1,049               89,014,415.78                41.83
181 - 192                                                    3                  137,094.53                 0.06
193 - 204                                                    3                  184,850.63                 0.09
205 - 216                                                   11                  585,861.89                 0.28
217 - 228                                                   45                2,052,355.28                 0.96
229 - 240                                                  110                7,899,142.67                 3.71
241 - 252                                                    1                  105,527.93                 0.05
253 - 264                                                    2                   78,597.37                 0.04
265 - 276                                                    3                  302,086.40                 0.14
277 - 288                                                    2                   57,851.03                 0.03
289 - 300                                                    9                1,076,853.66                 0.51
313 - 324                                                    1                   62,070.52                 0.03
325 - 336                                                   17                1,333,326.98                 0.63
337 - 348                                                   34                3,572,924.52                 1.68
349 - 360                                                  487               64,841,119.44                30.47
------------------------------------       -----------------------      ----------------------      ------------------------
TOTAL                                                    2,286             $212,782,121.37               100.00%
                                           =======================      ======================      ========================


                                                                                                          Percent of
                                             Number of Group I            Aggregate Unpaid             Aggregate Group I
Occupancy Type                                 Mortgage Loans             Principal Balance            Principal Balance
------------------------------------       -----------------------      ----------------------      ------------------------
Owner Occupied                                              1,915             $178,076,514.88           83.69%
Non-Owner Occupied                                            371               34,705,606.49           16.31
------------------------------------       -----------------------      ----------------------      ------------------------
TOTAL                                                       2,286             $212,782,121.37          100.00%
                                           =======================      ======================      ========================

--------------------------------------------------------------------------------
  THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A
          DISCLAIMER, PLEASE CONTACT WACHOVIA SECURITIES IMMEDIATELY.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SERIES TERM SHEET DATED NOVEMBER 6, 2001
EQUITY ONE MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2001-3
--------------------------------------------------------------------------------

                     DESCRIPTION OF CUT-OFF DATE COLLATERAL

                             GROUP I MORTGAGE LOANS



                                                                                                          Percent of
                                             Number of Group I            Aggregate Unpaid             Aggregate Group I
Credit Grade                                   Mortgage Loans             Principal Balance            Principal Balance
------------------------------------       -----------------------      ----------------------      ------------------------
A                                                           1,392             $130,373,830.62           61.27%
B                                                             678               62,548,018.28           29.40
C                                                             216               19,860,272.47            9.33
------------------------------------       -----------------------      ----------------------      ------------------------
TOTAL                                                       2,286             $212,782,121.37          100.00%
                                           =======================      ======================      ========================



                                                                                                          Percent of
                                             Number of Group I            Aggregate Unpaid             Aggregate Group I
FICO Score                                     Mortgage Loans             Principal Balance            Principal Balance
------------------------------------       -----------------------      ----------------------      ------------------------
351 - 375                                                  1                 $123,552.28                0.06%
426 - 450                                                  5                  279,029.51                0.13
451 - 475                                                 23                2,269,198.85                1.07
476 - 500                                                 54                4,167,015.20                1.96
501 - 525                                                182               18,063,517.94                8.49
526 - 550                                                280               25,128,081.87               11.81
551 - 575                                                248               21,906,451.42               10.30
576 - 600                                                263               23,940,696.92               11.25
601 - 625                                                322               30,899,530.80               14.52
626 - 650                                                317               26,706,247.20               12.55
651 - 675                                                239               23,693,684.21               11.14
676 - 700                                                142               14,730,903.99                6.92
701 - 725                                                 69                7,677,478.96                3.61
726 - 750                                                 58                5,616,320.02                2.64
751 - 775                                                 36                3,335,009.42                1.57
776 - 800                                                 24                2,658,128.85                1.25
801 - 825                                                  2                  152,656.97                0.07
Unknown                                                   21                1,434,616.96                0.67
------------------------------------       -----------------------      ----------------------      ------------------------
TOTAL                                                  2,286             $212,782,121.37              100.00%
                                           =======================      ======================      ========================


                                                                                                         Percent of
                                             Number of Group I            Aggregate Unpaid             Aggregate Group I
Documentation Type                             Mortgage Loans             Principal Balance            Principal Balance
------------------------------------       -----------------------      ----------------------      ------------------------
Full Documentation                                          1,913             $168,791,529.12           79.33%
Stated Income                                                 202               25,214,468.93           11.85
Lite Documentation                                             94                9,229,680.29            4.34
Alternative Documentation                                      57                7,518,134.38            3.53
No Documentation                                               20                2,028,308.65            0.95
------------------------------------       -----------------------      ----------------------      ------------------------
TOTAL                                                       2,286             $212,782,121.37          100.00%
                                           =======================      ======================      ========================

--------------------------------------------------------------------------------
  THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A
          DISCLAIMER, PLEASE CONTACT WACHOVIA SECURITIES IMMEDIATELY.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SERIES TERM SHEET DATED NOVEMBER 6, 2001
EQUITY ONE MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2001-3
--------------------------------------------------------------------------------

                     DESCRIPTION OF CUT-OFF DATE COLLATERAL

                             GROUP I MORTGAGE LOANS

                                                                                                          Percent of
                                             Number of Group I            Aggregate Unpaid             Aggregate Group I
Property Type                                  Mortgage Loans             Principal Balance            Principal Balance
------------------------------------       -----------------------      ----------------------      ------------------------
Single Family - Detached                                     1,716             $148,763,147.90         69.91%
Duplex                                                        173               21,137,489.62           9.93
Mixed-Use                                                     154               17,244,890.39           8.10
Condominium                                                    78                7,134,150.04           3.35
6 Family/Units                                                 49                6,353,862.97           2.99
Triplex                                                        32                3,342,134.05           1.57
Quadruplex                                                     26                2,774,325.58           1.30
8 Family/Units                                                  9                2,033,798.89           0.96
5 Family/Units                                                 14                1,512,551.47           0.71
7 Family/Units                                                  9                1,061,831.35           0.50
Townhouse                                                      18                1,043,401.16           0.49
Row House                                                       8                  380,537.95           0.18
------------------------------------       -----------------------      ----------------------      ------------------------
TOTAL                                                       2,286             $212,782,121.37         100.00%
                                           =======================      ======================      ========================


                                                                                                          Percent of
                                             Number of Group I            Aggregate Unpaid             Aggregate Group I
Loan Purpose                                   Mortgage Loans             Principal Balance            Principal Balance
------------------------------------       -----------------------      ----------------------      ------------------------
Refinance (Cash-Out)                                        1,061             $111,146,923.31           52.24%
Purchase                                                      704               55,644,342.47           26.15
Refinance (Rate/Term)                                         480               42,959,905.36           20.19
Unknown                                                        41                3,030,950.23            1.42
------------------------------------       -----------------------      ----------------------      ------------------------
TOTAL                                                       2,286             $212,782,121.37          100.00%
                                           =======================      ======================      ========================

--------------------------------------------------------------------------------
  THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A
          DISCLAIMER, PLEASE CONTACT WACHOVIA SECURITIES IMMEDIATELY.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SERIES TERM SHEET DATED NOVEMBER 6, 2001
EQUITY ONE MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2001-3
--------------------------------------------------------------------------------

                     DESCRIPTION OF CUT-OFF DATE COLLATERAL

                             GROUP I MORTGAGE LOANS



                                                                                                          Percent of
                                             Number of Group I            Aggregate Unpaid             Aggregate Group I
Geographic Distribution                        Mortgage Loans             Principal Balance            Principal Balance
------------------------------------       -----------------------      ----------------------      ------------------------
New Jersey                                                    273              $30,949,502.61           14.55%
Pennsylvania                                                  386               30,199,628.50           14.19
New York                                                      165               25,873,508.66           12.16
California                                                     97               14,436,186.30            6.78
North Carolina                                                187               14,423,508.38            6.78
Massachusetts                                                  66                9,187,147.86            4.32
Maryland                                                       83                7,182,185.06            3.38
Florida                                                        91                7,062,443.30            3.32
Ohio                                                           87                6,420,264.49            3.02
Illinois                                                       55                5,310,136.19            2.50
Missouri                                                       76                5,126,694.56            2.41
Delaware                                                       41                4,178,435.02            1.96
Kansas                                                         54                3,856,514.33            1.81
South Carolina                                                 54                3,670,669.99            1.73
Georgia                                                        55                3,598,715.53            1.69
Rhode Island                                                   34                3,570,885.81            1.68
Indiana                                                        38                3,519,900.98            1.65
Connecticut                                                    25                3,311,101.27            1.56
Nevada                                                         37                2,562,544.22            1.20
Iowa                                                           44                2,429,303.35            1.14
South Dakota                                                   34                2,239,453.79            1.05
Washington                                                     26                2,097,217.60            0.99
Michigan                                                       28                1,953,815.32            0.92
Colorado                                                       26                1,853,493.68            0.87
Nebraska                                                       25                1,833,481.42            0.86
Arizona                                                        24                1,700,990.46            0.80
Tennessee                                                      20                1,555,687.36            0.73
Minnesota                                                      16                1,489,987.17            0.70
Kentucky                                                       22                1,483,903.62            0.70
New Hampshire                                                  12                1,393,942.18            0.66
Idaho                                                          14                1,340,084.03            0.63
Virginia                                                       14                1,321,185.16            0.62
Oklahoma                                                       23                1,240,123.02            0.58
Wisconsin                                                      11                1,108,031.45            0.52
Oregon                                                         10                1,073,165.45            0.50
Utah                                                           11                  781,926.18            0.37
New Mexico                                                      8                  535,540.91            0.25
Montana                                                         6                  496,658.53            0.23
Maine                                                           5                  302,989.56            0.14
Alabama                                                         1                   43,218.02            0.02
Vermont                                                         1                   39,897.13            0.02
Wyoming                                                         1                   28,052.92            0.01
------------------------------------       -----------------------      ----------------------      ------------------------
TOTAL                                                       2,286             $212,782,121.37         100.00%
                                           =======================      ======================      ========================

--------------------------------------------------------------------------------
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--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SERIES TERM SHEET DATED NOVEMBER 6, 2001
EQUITY ONE MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2001-3
--------------------------------------------------------------------------------


                     DESCRIPTION OF CUT-OFF DATE COLLATERAL

                             GROUP II MORTGAGE LOANS


SUMMARY STATISTICS
--------------------------------------------------------------------------------
CUT-OFF DATE PRINCIPAL BALANCE                            $52,020,365.35
   Number of Mortgage Loans                                          426
   Minimum                                                    $22,235.82
   Maximum                                                   $453,975.12
   Average                                                   $122,113.53
ORIGINAL CLTV RATIO
   Minimum                                                        21.56%
   Maximum                                                       100.00%
   Weighted Average                                               81.62%
CURRENT MORTGAGE RATE
   Minimum                                                        7.490%
   Maximum                                                       13.500%
   Weighted Average                                               9.330%
REMAINING TERM (MONTHS)
   Minimum                                                           179
   Maximum                                                           360
   Weighted Average                                                  356
FICO SCORE
   Minimum                                                           502
   Maximum                                                           808
   Weighted Average                                                  603
PRODUCT TYPE
   Fully Amortizing Adjustable Rate Mortgage Loans               100.00%
LIEN POSITION
   First                                                         100.00%
PROPERTY TYPE
   Single Family - Detached                                       85.84%
   Duplex                                                          5.39%
   Condominium                                                     5.36%
   Triplex                                                         1.37%
   Quadruplex                                                      1.08%
   Townhouse                                                       0.96%
OCCUPANCY STATUS
   Owner Occupied                                                 94.64%
   Non-Owner Occupied                                              5.36%
GEOGRAPHIC CONCENTRATION
   California                                                      9.49%
   North Carolina                                                  7.54%
   New Jersey                                                      7.13%
   Pennsylvania                                                    6.80%
   Maryland                                                        6.35%
   South Dakota                                                    6.02%
   Number of States                                                   38
   Largest Zip Code Concentration (NC / 28411)                     1.19%
% OF LOANS WITH PREPAYMENT PENALTIES                              78.06%
-------------------------------------------------------------------------------

--------------------------------------------------------------------------------
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--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SERIES TERM SHEET DATED NOVEMBER 6, 2001
EQUITY ONE MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2001-3
--------------------------------------------------------------------------------
                     DESCRIPTION OF CUT-OFF DATE COLLATERAL

                             GROUP II MORTGAGE LOANS



SUMMARY OF ADJUSATBLE RATE STATISTICS
--------------------------------------------------------------------------------
PRODUCT TYPE
   2/28 Mortgage                               94.67%
   3/27 Mortgage                                5.33%
INDEX TYPE
   6-Month LIBOR                              100.00%
MINIMUM MORTGAGE RATE (%)
   Minimum                                     7.125%
   Maximum                                    13.500%
   Weighted Average                            9.299%
MAXIMUM MORTGAGE RATE (%)
   Minimum                                    10.990%
   Maximum                                    19.500%
   Weighted Average                           15.352%
INITIAL MORTGAGE RATE CAP
   Minimum                                     2.000%
   Maximum                                     3.000%
   Weighted Average                            2.799%
PERIODIC MORTGAGE RATE CAP
   Minimum                                     1.000%
   Maximum                                     1.500%
   Weighted Average                            1.397%
GROSS MARGIN
   Minimum                                     4.000%
   Maximum                                     8.750%
   Weighted Average                            5.852%
MONTHS TO ROLL
   Minimum                                          2
   Maximum                                         34
   Weighted Average                                22
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
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--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SERIES TERM SHEET DATED NOVEMBER 6, 2001
EQUITY ONE MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2001-3
--------------------------------------------------------------------------------

                     DESCRIPTION OF CUT-OFF DATE COLLATERAL

                             GROUP II MORTGAGE LOANS



                                                                                                          Percent of
                                            Number of Group II            Aggregate Unpaid            Aggregate Group II
Current Mortgage Rate (%)                     Mortgage Loans              Principal Balance            Principal Balance
-----------------------------------       ------------------------      ----------------------      ------------------------
 7.001 -  7.500                                               8               $1,173,005.16            2.25%
 7.501 -  8.000                                              27                3,577,070.25            6.88
 8.001 -  8.500                                              70               10,084,146.04           19.38
 8.501 -  9.000                                              99               12,973,803.57           24.94
 9.001 -  9.500                                              46                5,027,884.32            9.67
 9.501 - 10.000                                              62                7,158,137.14           13.76
10.001 - 10.500                                              39                4,083,672.46            7.85
10.501 - 11.000                                              40                4,417,649.52            8.49
11.001 - 11.500                                              12                1,235,861.59            2.38
11.501 - 12.000                                              16                1,679,088.76            3.23
12.001 - 12.500                                               6                  439,081.44            0.84
13.001 - 13.500                                               1                  170,965.10            0.33
-----------------------------------       ------------------------      ----------------------      ------------------------
TOTAL                                                       426              $52,020,365.35          100.00%
                                          ========================      ======================      ========================



                                                                                                          Percent of
                                            Number of Group II            Aggregate Unpaid            Aggregate Group II
Original CLTV Ratio (%)                       Mortgage Loans              Principal Balance            Principal Balance
-----------------------------------       ------------------------      ----------------------      ------------------------
  20.001 -  25.000                                             1                  $28,081.13           0.05%
  25.001 -  30.000                                             1                   79,751.69           0.15
  30.001 -  35.000                                             1                   44,495.24           0.09
  35.001 -  40.000                                             1                   62,631.23           0.12
  45.001 -  50.000                                             4                  366,974.60           0.71
  50.001 -  55.000                                             7                  624,392.47           1.20
  55.001 -  60.000                                             3                  227,769.56           0.44
  60.001 -  65.000                                             8                  961,197.55           1.85
  65.001 -  70.000                                            26                3,770,163.38           7.25
  70.001 -  75.000                                            39                4,137,339.14           7.95
  75.001 -  80.000                                           142               16,197,943.52           31.14
  80.001 -  85.000                                            55                7,240,462.99           13.92
  85.001 -  90.000                                           113               14,591,793.97           28.05
  90.001 -  95.000                                            15                2,365,313.88           4.55
  95.001 - 100.000                                            10                1,322,055.00           2.54
-----------------------------------       ------------------------      ----------------------      ------------------------
TOTAL                                                        426              $52,020,365.35         100.00%
                                          ========================      ======================      ========================

--------------------------------------------------------------------------------
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--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SERIES TERM SHEET DATED NOVEMBER 6, 2001
EQUITY ONE MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2001-3
--------------------------------------------------------------------------------

                     DESCRIPTION OF CUT-OFF DATE COLLATERAL

                             GROUP II MORTGAGE LOANS

                                                                                                          Percent of
                                            Number of Group II             Aggregate Unpaid            Aggregate Group II
Principal Balance ($)                         Mortgage Loans              Principal Balance            Principal Balance
----------------------------------        -----------------------        ---------------------       -----------------------
     0.01 - 25,0000.00                                  2                        $46,180.99                0.09%
25,000.01 - 50,0000.00                                 26                        997,691.57                1.92
50,000.01 - 75,0000.00                                 81                      5,133,442.73                9.87
75,000.01 - 100,000.00                                 98                      8,525,799.07               16.39
00,000.01 - 125,000.00                                 65                      7,211,967.33               13.86
25,000.01 - 150,000.00                                 52                      7,170,546.98               13.78
50,000.01 - 175,000.00                                 33                      5,384,040.52               10.35
75,000.01 - 200,000.00                                 17                      3,151,440.64                6.06
00,000.01 - 225,000.00                                 13                      2,796,134.18                5.38
25,000.01 - 250,000.00                                 12                      2,827,946.11                5.44
50,000.01 - 275,000.00                                  4                      1,032,858.41                1.99
75,000.01 - 300,000.00                                  8                      2,325,709.09                4.47
00,000.01 - 325,000.00                                  4                      1,239,880.34                2.38
25,000.01 - 350,000.00                                  5                      1,671,963.46                3.21
50,000.01 - 375,000.00                                  1                        374,544.03                0.72
75,000.01 - 400,000.00                                  1                        385,654.10                0.74
00,000.01 - 425,000.00                                  1                        413,496.92                0.79
25,000.01 - 450,000.00                                  2                        877,093.76                1.69
50,000.01 - 475,000.00                                  1                        453,975.12                0.87
----------------------------------        -----------------------        --------------------        -----------------------
TOTAL                                                 426                    $52,020,365.35              100.00%
                                          =======================        =====================       =======================



                                                                                                          Percent of
Prepayment                                  Number of Group II            Aggregate Unpaid            Aggregate Group II
Penalty Term (Months)                         Mortgage Loans              Principal Balance            Principal Balance
----------------------------------        ------------------------      ----------------------      ------------------------
No Prepayment Penalty                                          92              $11,414,535.68           21.94%
12                                                             16                2,011,817.63            3.87
24                                                            264               31,680,174.98           60.90
36                                                             53                6,860,321.12           13.19
60                                                              1                   53,515.94            0.10
-----------------------------------       ------------------------      ----------------------      ------------------------
TOTAL                                                         426              $52,020,365.35          100.00%
                                          ========================      ======================      ========================

--------------------------------------------------------------------------------
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          DISCLAIMER, PLEASE CONTACT WACHOVIA SECURITIES IMMEDIATELY.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SERIES TERM SHEET DATED NOVEMBER 6, 2001
EQUITY ONE MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2001-3
--------------------------------------------------------------------------------

                     DESCRIPTION OF CUT-OFF DATE COLLATERAL

                             GROUP II MORTGAGE LOANS


                                                                                                          Percent of
                                            Number of Group II            Aggregate Unpaid            Aggregate Group II
Remaining Term (Months)                       Mortgage Loans              Principal Balance            Principal Balance
-----------------------------------       ------------------------      ----------------------      ------------------------
169 - 180                                                       1                 $165,654.59            0.32%
229 - 240                                                       2                  265,251.83            0.51
337 - 348                                                       4                  588,677.80            1.13
349 - 360                                                     419               51,000,781.13           98.04
-----------------------------------       ------------------------      ----------------------      ------------------------
TOTAL                                                         426              $52,020,365.35         100.00%
                                          ========================      ======================      ========================



                                                                                                          Percent of
                                            Number of Group II            Aggregate Unpaid            Aggregate Group II
Occupancy Type                                Mortgage Loans              Principal Balance            Principal Balance
-----------------------------------       ------------------------      ----------------------      ------------------------
Owner Occupied                                                396              $49,231,429.60           94.64%
Non-Owner Occupied                                             30                2,788,935.75            5.36
-----------------------------------       ------------------------      ----------------------      ------------------------
TOTAL                                                         426              $52,020,365.35          100.00%
                                          ========================      ======================      ========================


                                                                                                          Percent of
                                            Number of Group II            Aggregate Unpaid            Aggregate Group II
Credit Grade                                  Mortgage Loans              Principal Balance            Principal Balance
-----------------------------------       ------------------------      ----------------------      ------------------------
A                                                             211              $27,479,787.92           52.83%
B                                                             150               17,528,889.20           33.70
C                                                              65                7,011,688.23           13.48
-----------------------------------       ------------------------      ----------------------      ------------------------
TOTAL                                                         426              $52,020,365.35          100.00%
                                          ========================      ======================      ========================

--------------------------------------------------------------------------------
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          DISCLAIMER, PLEASE CONTACT WACHOVIA SECURITIES IMMEDIATELY.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SERIES TERM SHEET DATED NOVEMBER 6, 2001
EQUITY ONE MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2001-3
--------------------------------------------------------------------------------

                     DESCRIPTION OF CUT-OFF DATE COLLATERAL

                             GROUP II MORTGAGE LOANS

                                                                                                          Percent of
                                            Number of Group II            Aggregate Unpaid            Aggregate Group II
FICO Score                                    Mortgage Loans              Principal Balance            Principal Balance
-----------------------------------       ------------------------      ----------------------      ------------------------
501 - 525                                                       4                 $390,145.15           0.75%
526 - 550                                                      73                8,554,498.69          16.44
551 - 575                                                      94               10,883,705.16          20.92
576 - 600                                                      45                6,072,903.47          11.67
601 - 625                                                      73                8,320,797.95          16.00
626 - 650                                                      65                8,824,344.45          16.96
651 - 675                                                      36                4,267,437.53           8.20
676 - 700                                                      17                2,494,548.23           4.80
701 - 725                                                      13                1,754,619.99           3.37
726 - 750                                                       2                  118,237.39           0.23
751 - 775                                                       2                  253,149.68           0.49
776 - 800                                                       1                   57,896.53           0.11
801 - 825                                                       1                   28,081.13           0.05
-----------------------------------       ------------------------      ----------------------      ------------------------
TOTAL                                                         426              $52,020,365.35         100.00%
                                          ========================      ======================      ========================

                                                                                                         Percent of
                                            Number of Group II            Aggregate Unpaid            Aggregate Group II
Documentation Type                            Mortgage Loans              Principal Balance            Principal Balance
-----------------------------------       ------------------------      ----------------------      ------------------------
Full Documentation                                            329              $39,174,590.73           75.31%
Alternative Documentation                                      36                6,160,229.15           11.84
Stated Income                                                  37                4,271,766.07            8.21
Lite Documentation                                             23                2,381,342.99            4.58
No Documentation                                                1                   32,436.41            0.06
-----------------------------------       ------------------------      ----------------------      ------------------------
TOTAL                                                         426              $52,020,365.35          100.00%
                                          ========================      ======================      ========================

--------------------------------------------------------------------------------
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          DISCLAIMER, PLEASE CONTACT WACHOVIA SECURITIES IMMEDIATELY.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SERIES TERM SHEET DATED NOVEMBER 6, 2001
EQUITY ONE MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2001-3
--------------------------------------------------------------------------------

                     DESCRIPTION OF CUT-OFF DATE COLLATERAL

                             GROUP II MORTGAGE LOANS

                                                                                                          Percent of
                                            Number of Group II            Aggregate Unpaid            Aggregate Group II
Property Type                                 Mortgage Loans              Principal Balance            Principal Balance
-----------------------------------       ------------------------      ----------------------      ------------------------
Single Family - Detached                                      361              $44,654,785.09          85.84%
Duplex                                                         23                2,804,649.28           5.39
Condominium                                                    27                2,786,377.58           5.36
Triplex                                                         5                  714,893.61           1.37
Quadruplex                                                      5                  562,696.20           1.08
Townhouse                                                       5                  496,963.59           0.96
-----------------------------------       ------------------------      ----------------------      ------------------------
TOTAL                                                         426              $52,020,365.35         100.00%
                                          ========================      ======================      ========================

                                                                                                          Percent of
                                            Number of Group II            Aggregate Unpaid            Aggregate Group II
Loan Purpose                                  Mortgage Loans              Principal Balance            Principal Balance
-----------------------------------       ------------------------      ----------------------      ------------------------
Refinance (Cash-Out)                                          172              $21,138,445.95           40.63%
Purchase                                                      159               18,871,178.64           36.28
Refinance (Rate/Term)                                          87               11,319,116.96           21.76
Unknown                                                         8                  691,623.80            1.33
-----------------------------------       ------------------------      ----------------------      ------------------------
TOTAL                                                         426              $52,020,365.35          100.00%
                                          ========================      ======================      ========================

--------------------------------------------------------------------------------
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--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SERIES TERM SHEET DATED NOVEMBER 6, 2001
EQUITY ONE MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2001-3
--------------------------------------------------------------------------------

                     DESCRIPTION OF CUT-OFF DATE COLLATERAL

                             GROUP II MORTGAGE LOANS

                                                                                                          Percent of
                                            Number of Group II            Aggregate Unpaid            Aggregate Group II
Geographic Distribution                       Mortgage Loans              Principal Balance            Principal Balance
-----------------------------------       ------------------------      ----------------------      ------------------------
California                                                     24               $4,937,928.51           9.49%
North Carolina                                                 33                3,924,506.27           7.54
New Jersey                                                     30                3,711,265.70           7.13
Pennsylvania                                                   34                3,534,946.37           6.80
Maryland                                                       26                3,301,816.32           6.35
South Dakota                                                   30                3,134,008.89           6.02
Missouri                                                       22                2,413,178.61           4.64
Wisconsin                                                      24                2,402,395.94           4.62
South Carolina                                                 19                2,170,533.30           4.17
Nevada                                                         17                1,882,817.32           3.62
Minnesota                                                      14                1,747,168.75           3.36
Ohio                                                           19                1,624,986.08           3.12
Colorado                                                       10                1,523,462.55           2.93
Delaware                                                        8                1,481,454.11           2.85
Kansas                                                         11                1,348,059.16           2.59
New Mexico                                                      8                1,333,780.46           2.56
Montana                                                        11                1,253,501.15           2.41
Massachusetts                                                   6                1,098,999.23           2.11
Nebraska                                                       10                  919,292.42           1.77
Connecticut                                                     7                  904,756.69           1.74
Oklahoma                                                        5                  831,318.57           1.60
Illinois                                                        5                  687,212.28           1.32
Virginia                                                        2                  682,732.14           1.31
Idaho                                                           6                  677,213.33           1.30
Georgia                                                         4                  493,711.38           0.95
Kentucky                                                        6                  488,448.64           0.94
Michigan                                                        4                  463,195.83           0.89
Indiana                                                         6                  458,472.58           0.88
Washington                                                      5                  457,445.18           0.88
New York                                                        2                  449,069.59           0.86
Iowa                                                            5                  397,893.60           0.76
Florida                                                         4                  317,443.26           0.61
Arizona                                                         2                  290,587.77           0.56
Oregon                                                          2                  216,086.53           0.42
North Dakota                                                    2                  145,836.81           0.28
Utah                                                            1                  127,220.29           0.24
Rhode Island                                                    1                  111,721.65           0.21
Tennessee                                                       1                   75,898.09           0.15
-----------------------------------       ------------------------      ----------------------      ------------------------
TOTAL                                                         426              $52,020,365.35         100.00%
                                          ========================      ======================      ========================

--------------------------------------------------------------------------------
  THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A
          DISCLAIMER, PLEASE CONTACT WACHOVIA SECURITIES IMMEDIATELY.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SERIES TERM SHEET DATED NOVEMBER 6, 2001
EQUITY ONE MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2001-3
--------------------------------------------------------------------------------

                     DESCRIPTION OF CUT-OFF DATE COLLATERAL

                             GROUP II MORTGAGE LOANS

                                                                                                          Percent of
                                            Number of Group II            Aggregate Unpaid            Aggregate Group II
Minimum Mortgage Rate (%)                     Mortgage Loans              Principal Balance            Principal Balance
-----------------------------------       ------------------------      ----------------------      ------------------------
 7.001 -  7.500                                            9               $1,251,096.20                  2.41%
 7.501 -  8.000                                           30                3,879,835.96                  7.46
 8.001 -  8.500                                           69               10,006,055.00                 19.23
 8.501 -  9.000                                          102               13,521,653.55                 25.99
 9.001 -  9.500                                           48                5,232,803.82                 10.06
 9.501 - 10.000                                           57                6,443,174.68                 12.39
10.001 - 10.500                                           38                3,978,561.33                  7.65
10.501 - 11.000                                           39                4,239,629.72                  8.15
11.001 - 11.500                                           12                1,235,861.59                  2.38
11.501 - 12.000                                           15                1,621,646.96                  3.12
12.001 - 12.500                                            6                  439,081.44                  0.84
13.001 - 13.500                                            1                  170,965.10                  0.33
-----------------------------------       ------------------------      ----------------------      ------------------------
TOTAL                                                    426              $52,020,365.35                100.00%
                                          ========================      ======================      ========================


                                                                                                          Percent of
                                            Number of Group II            Aggregate Unpaid            Aggregate Group II
Maximum Mortgage Rate (%)                     Mortgage Loans              Principal Balance            Principal Balance
-----------------------------------       ------------------------      ----------------------      ------------------------
 10.501 - 11.000                                           1                 $144,606.13                 0.28%
 11.001 - 11.500                                           3                  438,154.44                 0.84
 12.001 - 12.500                                           1                   81,478.26                 0.16
 12.501 - 13.000                                           2                  243,683.38                 0.47
 13.001 - 13.500                                           8                1,236,251.65                 2.38
 13.501 - 14.000                                          21                2,755,546.87                 5.30
 14.001 - 14.500                                          67                9,350,212.45                17.97
 14.501 - 15.000                                          99               12,779,511.23                24.57
 15.001 - 15.500                                          48                5,696,449.30                10.95
 15.501 - 16.000                                          58                6,782,614.89                13.04
 16.001 - 16.500                                          32                3,216,237.93                 6.18
 16.501 - 17.000                                          37                4,288,072.92                 8.24
 17.001 - 17.500                                          18                1,936,320.44                 3.72
 17.501 - 18.000                                          20                2,124,609.57                 4.08
 18.001 - 18.500                                           7                  521,423.54                 1.00
 18.501 - 19.000                                           1                   97,690.59                 0.19
 19.001 - 19.500                                           3                  327,501.76                 0.63
-----------------------------------       ------------------------      ----------------------      ------------------------
Total                                                    426              $52,020,365.35               100.00%
                                          ========================      ======================      ========================

--------------------------------------------------------------------------------
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          DISCLAIMER, PLEASE CONTACT WACHOVIA SECURITIES IMMEDIATELY.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SERIES TERM SHEET DATED NOVEMBER 6, 2001
EQUITY ONE MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2001-3
--------------------------------------------------------------------------------

                     DESCRIPTION OF CUT-OFF DATE COLLATERAL

                             GROUP II MORTGAGE LOANS

                                                                                                          Percent of
                                            Number of Group II            Aggregate Unpaid            Aggregate Group II
Initial Mortgage Rate Cap (%)                 Mortgage Loans              Principal Balance            Principal Balance
-----------------------------------       ------------------------      ----------------------      ------------------------
2.000                                                          75              $10,468,763.35           20.12%
3.000                                                         351               41,551,602.00           79.88
-----------------------------------       ------------------------      ----------------------      ------------------------
TOTAL                                                         426              $52,020,365.35         100.00%
                                          ========================      ======================      ========================


                                                                                                          Percent of
                                            Number of Group II            Aggregate Unpaid            Aggregate Group II
Periodic Mortgage Rate Cap (%)                Mortgage Loans              Principal Balance            Principal Balance
----------------------------------        ------------------------      ----------------------      ------------------------
1.000                                                          76              $10,676,573.38           20.52%
1.500                                                         350               41,343,791.97           79.48
----------------------------------        ------------------------      ----------------------      ------------------------
TOTAL                                                         426              $52,020,365.35          100.00%
                                          ========================      ======================      ========================

                                                                                                          Percent of
                                            Number of Group II            Aggregate Unpaid            Aggregate Group II
Gross Margin (%)                              Mortgage Loans              Principal Balance            Principal Balance
-----------------------------------       ------------------------      ----------------------      ------------------------
3.501 - 4.000                                                   1                 $297,448.53           0.57%
4.501 - 5.000                                                 121               13,565,418.08          26.08
5.001 - 5.500                                                 108               13,844,965.53          26.61
5.501 - 6.000                                                  60                8,408,081.07          16.16
6.001 - 6.500                                                  73                7,976,522.15          15.33
6.501 - 7.000                                                  31                3,935,197.08           7.56
7.001 - 7.500                                                  13                1,864,099.34           3.58
7.501 - 8.000                                                  11                1,380,095.75           2.65
8.001 - 8.500                                                   5                  503,639.44           0.97
8.501 - 9.000                                                   3                  244,898.38           0.47
-----------------------------------       ------------------------      ----------------------      ------------------------
TOTAL                                                         426              $52,020,365.35         100.00%
                                          ========================      ======================      ========================


                                                                                                          Percent of
                                            Number of Group II            Aggregate Unpaid            Aggregate Group II
Months to Roll                                Mortgage Loans              Principal Balance            Principal Balance
-----------------------------------       ------------------------      ----------------------      ------------------------
 1 -  6                                                        4                 $340,504.44            0.65%
 7 - 12                                                         3                  345,370.86           0.66
13 - 18                                                        42                5,247,180.16          10.09
19 - 24                                                       356               43,313,657.75          83.26
25 - 30                                                         4                  618,154.59           1.19
31 - 36                                                        17                2,155,497.55           4.14
-----------------------------------       ------------------------      ----------------------      ------------------------
TOTAL                                                         426              $52,020,365.35         100.00%
                                          ========================      ======================      ========================

--------------------------------------------------------------------------------
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          DISCLAIMER, PLEASE CONTACT WACHOVIA SECURITIES IMMEDIATELY.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SERIES TERM SHEET DATED NOVEMBER 6, 2001
EQUITY ONE MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2001-3
--------------------------------------------------------------------------------


                                                 BOND SUMMARY (TO CALL)
                                                 ----------------------


CLASS AF-1
------------------------------------------------------------------------------------------------------------------------------------
PREPAYMENT (PPC)                    50%           75%           100%          125%           150%          200%           250%
------------------------------------------------------------------------------------------------------------------------------------
Average Life (years)               1.89           1.31          1.00          0.81           0.68          0.52           0.42
Modified Duration (years)*         1.81           1.26          0.97          0.79           0.67          0.51           0.41
First Principal Payment          12/25/01       12/25/01      12/25/01      12/25/01       12/25/01      12/25/01       12/25/01
Last Principal Payment            2/25/06       9/25/04       12/25/03       7/25/03       3/25/03       11/25/02       8/25/02
Principal Window (months)           51             34            25            20             16            12             9


CLASS AF-2
------------------------------------------------------------------------------------------------------------------------------------
PREPAYMENT (PPC)                    50%           75%           100%          125%           150%          200%           250%
------------------------------------------------------------------------------------------------------------------------------------
Average Life (years)               5.94           4.03          3.00          2.35           1.90          1.35           1.02
Modified Duration (years)*         5.12           3.62          2.76          2.19           1.79          1.29           0.98
First Principal Payment           2/25/06       9/25/04       12/25/03       7/25/03       3/25/03       11/25/02       8/25/02
Last Principal Payment           11/25/09       4/25/07       11/25/05       1/25/05       5/25/04        8/25/03       2/25/03
Principal Window (months)           46             32            24            19             15            10             7


CLASS AF-3
------------------------------------------------------------------------------------------------------------------------------------
PREPAYMENT (PPC)                    50%           75%           100%          125%           150%          200%           250%
------------------------------------------------------------------------------------------------------------------------------------
Average Life (years)               9.79           6.72          5.00          3.92           3.17          2.12           1.56
Modified Duration (years)*         7.45           5.52          4.29          3.46           2.85          1.96           1.47
First Principal Payment          11/25/09       4/25/07       11/25/05       1/25/05       5/25/04        8/25/03       2/25/03
Last Principal Payment           10/25/13       2/25/10        1/25/08       9/25/06       10/25/05       5/25/04       9/25/03
Principal Window (months)           48             35            27            21             18            10             8


CLASS AF-4
------------------------------------------------------------------------------------------------------------------------------------
PREPAYMENT (PPC)                    50%           75%           100%          125%           150%          200%           250%
------------------------------------------------------------------------------------------------------------------------------------
Average Life (years)               12.72          9.82          7.33          5.73           4.62          3.18           2.23
Modified Duration (years)*         8.71           7.25          5.80          4.74           3.94          2.83           2.04
First Principal Payment          10/25/13       2/25/10        1/25/08       9/25/06       10/25/05       5/25/04       9/25/03
Last Principal Payment            8/25/14       1/25/12        6/25/09      10/25/07       8/25/06        2/25/05       3/25/04
Principal Window (months)           11             24            18            14             11            10             7


CLASS AV-1
------------------------------------------------------------------------------------------------------------------------------------
PREPAYMENT (PPC)                    50%           75%           100%          125%           150%          200%           250%
------------------------------------------------------------------------------------------------------------------------------------
Average Life (years)               4.78           3.34          2.49          1.95           1.57          1.08           0.78
Modified Duration (years)*         4.23           3.05          2.32          1.84           1.50          1.04           0.76
First Principal Payment          12/25/01       12/25/01      12/25/01      12/25/01       12/25/01      12/25/01       12/25/01
Last Principal Payment            8/25/14       1/25/12        6/25/09      10/25/07       8/25/06        2/25/05       3/25/04
Principal Window (months)           153           122            91            71             57            39             28

*Modified duration calculated assuming a price of 100.00%.

--------------------------------------------------------------------------------
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          DISCLAIMER, PLEASE CONTACT WACHOVIA SECURITIES IMMEDIATELY.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SERIES TERM SHEET DATED NOVEMBER 6, 2001
EQUITY ONE MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2001-3
--------------------------------------------------------------------------------

                           BOND SUMMARY (TO MATURITY)
                           --------------------------


CLASS AF-1
------------------------------------------------------------------------------------------------------------------------------------
PREPAYMENT (PPC)                    50%           75%           100%          125%           150%          200%           250%
------------------------------------------------------------------------------------------------------------------------------------
Average Life (years)               1.89           1.31          1.00          0.81           0.68          0.52           0.42
Modified Duration (years)*         1.81           1.26          0.97          0.79           0.67          0.51           0.41
First Principal Payment          12/25/01       12/25/01      12/25/01      12/25/01       12/25/01      12/25/01       12/25/01
Last Principal Payment            2/25/06       9/25/04       12/25/03       7/25/03       3/25/03       11/25/02       8/25/02
Principal Window (months)           51             34            25            20             16            12             9


CLASS AF-2
------------------------------------------------------------------------------------------------------------------------------------
PREPAYMENT (PPC)                    50%           75%           100%          125%           150%          200%           250%
------------------------------------------------------------------------------------------------------------------------------------
Average Life (years)               5.94           4.03          3.00          2.35           1.90          1.35           1.02
Modified Duration (years)*         5.12           3.62          2.76          2.19           1.79          1.29           0.98
First Principal Payment           2/25/06       9/25/04       12/25/03       7/25/03       3/25/03       11/25/02       8/25/02
Last Principal Payment           11/25/09       4/25/07       11/25/05       1/25/05       5/25/04        8/25/03       2/25/03
Principal Window (months)           46             32            24            19             15            10             7


CLASS AF-3
------------------------------------------------------------------------------------------------------------------------------------
PREPAYMENT (PPC)                    50%           75%           100%          125%           150%          200%           250%
------------------------------------------------------------------------------------------------------------------------------------
Average Life (years)               9.79           6.72          5.00          3.92           3.17          2.12           1.56
Modified Duration (years)*         7.45           5.52          4.29          3.46           2.85          1.96           1.47
First Principal Payment          11/25/09       4/25/07       11/25/05       1/25/05       5/25/04        8/25/03       2/25/03
Last Principal Payment           10/25/13       2/25/10        1/25/08       9/25/06       10/25/05       5/25/04       9/25/03
Principal Window (months)           48             35            27            21             18            10             8


CLASS AF-4
------------------------------------------------------------------------------------------------------------------------------------
PREPAYMENT (PPC)                    50%           75%           100%          125%           150%          200%           250%
------------------------------------------------------------------------------------------------------------------------------------
Average Life (years)               14.17         11.31          8.93          7.13           5.78          4.02           2.78
Modified Duration (years)*         9.27           7.98          6.69          5.61           4.73          3.46           2.48
First Principal Payment          10/25/13       2/25/10        1/25/08       9/25/06       10/25/05       5/25/04       9/25/03
Last Principal Payment            6/25/26       6/25/20        2/25/16       8/25/14       10/25/12       6/25/09       5/25/07
Principal Window (months)           153           125            98            96             85            62             45


CLASS AV-1
------------------------------------------------------------------------------------------------------------------------------------
PREPAYMENT (PPC)                    50%           75%           100%          125%           150%          200%           250%
------------------------------------------------------------------------------------------------------------------------------------
Average Life (years)               5.25           3.57          2.65          2.07           1.67          1.14           0.80
Modified Duration (years)*         4.55           3.21          2.44          1.94           1.58          1.10           0.77
First Principal Payment          12/25/01       12/25/01      12/25/01      12/25/01       12/25/01      12/25/01       12/25/01
Last Principal Payment            6/25/28       4/25/22        4/25/17      11/25/13       6/25/11        4/25/08       4/25/06
Principal Window (months)           319           245            185           144           115            77             53

   *Modified duration calculated assuming a price of 100.00%.

--------------------------------------------------------------------------------
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          DISCLAIMER, PLEASE CONTACT WACHOVIA SECURITIES IMMEDIATELY.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SERIES TERM SHEET DATED NOVEMBER 6, 2001
EQUITY ONE MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2001-3
--------------------------------------------------------------------------------


            NET WAC CAP FOR THE CLASS AF-1 CERTIFICATES BASE CASE(1)
            --------------------------------------------------------


                          AF1
                         PERIOD    DATE     NET WAC CAP
                           1     12/25/01      6.64%
                           2     1/25/02       8.34%
                           3     2/25/02       8.33%
                           4     3/25/02       9.21%
                           5     4/25/02       8.31%
                           6     5/25/02       8.57%
                           7     6/25/02       8.28%
                           8     7/25/02       8.54%
                           9     8/25/02       8.24%
                           10    9/25/02       8.23%
                           11    10/25/02      8.48%
                           12    11/25/02      8.19%
                           13    12/25/02      8.45%
                           14    1/25/03       8.15%
                           15    2/25/03       8.13%
                           16    3/25/03       8.98%
                           17    4/25/03       8.09%
                           18    5/25/03       8.34%
                           19    6/25/03       8.05%
                           20    7/25/03       8.30%
                           21    8/25/03       8.01%
                           22    9/25/03       7.98%
                           23    10/25/03      8.22%
                           24    11/25/03      7.93%
                           25    12/25/03      9.23%


(1)Derived assuming indices remain constant at 2.2875% for One-Month LIBOR and 2.1463% for Six-Month LIBOR, using 100% PPC.

--------------------------------------------------------------------------------
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          DISCLAIMER, PLEASE CONTACT WACHOVIA SECURITIES IMMEDIATELY.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SERIES TERM SHEET DATED NOVEMBER 6, 2001
EQUITY ONE MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2001-3
--------------------------------------------------------------------------------

            NET WAC CAP FOR THE CLASS AV-1 CERTIFICATES- BASE CASE(1)
            ---------------------------------------------------------

                            AV-1                               AV-1                               AV-1
      PERIOD    DATE    NET WAC CAP      PERIOD    DATE     NET WAC CAP      PERIOD    DATE    NET WAC CAP
        1     12/25/01     6.18%           32     7/25/04      8.62%           63    2/25/07      8.34%
        2     1/25/02      7.76%           33     8/25/04      8.34%           64    3/25/07      9.23%
        3     2/25/02      7.74%           34     9/25/04      8.34%           65    4/25/07      8.34%
        4     3/25/02      8.56%           35    10/25/04      8.62%           66    5/25/07      8.61%
        5     4/25/02      7.71%           36    11/25/04      8.34%           67    6/25/07      8.34%
        6     5/25/02      7.95%           37    12/25/04      8.62%           68    7/25/07      8.61%
        7     6/25/02      7.68%           38     1/25/05      8.34%           69    8/25/07      8.34%
        8     7/25/02      7.92%           39     2/25/05      8.34%           70    9/25/07      8.34%
        9     8/25/02      7.64%           40     3/25/05      9.23%           71    10/25/07     8.61%
        10    9/25/02      7.62%           41     4/25/05      8.34%           72    11/25/07     8.34%
        11    10/25/02     7.86%           42     5/25/05      8.62%           73    12/25/07     8.61%
        12    11/25/02     7.59%           43     6/25/05      8.34%           74    1/25/08      8.34%
        13    12/25/02     7.82%           44     7/25/05      8.62%           75    2/25/08      8.34%
        14    1/25/03      7.54%           45     8/25/05      8.34%           76    3/25/08      8.91%
        15    2/25/03      7.52%           46     9/25/05      8.34%           77    4/25/08      8.34%
        16    3/25/03      8.30%           47    10/25/05      8.62%           78    5/25/08      8.61%
        17    4/25/03      7.48%           48    11/25/05      8.34%           79    6/25/08      8.34%
        18    5/25/03      7.70%           49    12/25/05      8.62%           80    7/25/08      8.61%
        19    6/25/03      7.43%           50     1/25/06      8.34%           81    8/25/08      8.34%
        20    7/25/03      7.65%           51     2/25/06      8.34%           82    9/25/08      8.34%
        21    8/25/03      7.38%           52     3/25/06      9.23%           83    10/25/08     8.61%
        22    9/25/03      7.33%           53     4/25/06      8.34%           84    11/25/08     8.34%
        23    10/25/03     7.55%           54     5/25/06      8.62%           85    12/25/08     8.61%
        24    11/25/03     7.27%           55     6/25/06      8.34%           86    1/25/09      8.34%
        25    12/25/03     8.62%           56     7/25/06      8.62%           87    2/25/09      8.34%
        26    1/25/04      8.34%           57     8/25/06      8.34%           88    3/25/09      9.23%
        27    2/25/04      8.34%           58     9/25/06      8.34%           89    4/25/09      8.34%
        28    3/25/04      8.92%           59    10/25/06      8.62%           90    5/25/09      8.61%
        29    4/25/04      8.35%           60    11/25/06      8.34%           91    6/25/09      8.34%
        30    5/25/04      8.63%           61    12/25/06      8.62%
        31    6/25/04      8.35%           62     1/25/07      8.34%


(1)Derived assuming indices remain constant at 2.2875% for One-Month LIBOR and 2.1463% for Six-Month LIBOR, using 100% PPC.

--------------------------------------------------------------------------------
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          DISCLAIMER, PLEASE CONTACT WACHOVIA SECURITIES IMMEDIATELY.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SERIES TERM SHEET DATED NOVEMBER 6, 2001
EQUITY ONE MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2001-3
--------------------------------------------------------------------------------

           NET WAC CAP FOR THE CLASS AV-1 CERTIFICATES- SENSITIVITY(1)
           -----------------------------------------------------------


                             AV-1                               AV-1                               AV-1
       PERIOD    DATE    NET WAC CAP      PERIOD    DATE     NET WAC CAP      PERIOD    DATE    NET WAC CAP
         1     12/25/01     6.18%           32     7/25/04     10.25%           63    2/25/07      9.98%
         2     1/25/02      7.76%           33     8/25/04      9.96%           64    3/25/07     11.05%
         3     2/25/02      7.74%           34     9/25/04      9.96%           65    4/25/07      9.98%
         4     3/25/02      8.55%           35    10/25/04     10.30%           66    5/25/07     10.31%
         5     4/25/02      7.71%           36    11/25/04      9.97%           67    6/25/07      9.98%
         6     5/25/02      7.95%           37    12/25/04     10.30%           68    7/25/07     10.31%
         7     6/25/02      7.68%           38     1/25/05      9.97%           69    8/25/07      9.98%
         8     7/25/02      7.91%           39     2/25/05      9.98%           70    9/25/07      9.98%
         9     8/25/02      7.64%           40     3/25/05     11.05%           71    10/25/07    10.31%
         10    9/25/02      7.62%           41     4/25/05      9.98%           72    11/25/07     9.98%
         11    10/25/02     7.85%           42     5/25/05     10.31%           73    12/25/07    10.31%
         12    11/25/02     7.58%           43     6/25/05      9.98%           74    1/25/08      9.98%
         13    12/25/02     7.81%           44     7/25/05     10.31%           75    2/25/08      9.98%
         14    1/25/03      7.54%           45     8/25/05      9.98%           76    3/25/08     10.67%
         15    2/25/03      7.51%           46     9/25/05      9.98%           77    4/25/08      9.98%
         16    3/25/03      8.29%           47    10/25/05     10.31%           78    5/25/08     10.31%
         17    4/25/03      7.47%           48    11/25/05      9.98%           79    6/25/08      9.98%
         18    5/25/03      7.69%           49    12/25/05     10.31%           80    7/25/08     10.31%
         19    6/25/03      7.42%           50     1/25/06      9.98%           81    8/25/08      9.98%
         20    7/25/03      7.64%           51     2/25/06      9.98%           82    9/25/08      9.98%
         21    8/25/03      7.37%           52     3/25/06     11.05%           83    10/25/08    10.31%
         22    9/25/03      8.80%           53     4/25/06      9.98%           84    11/25/08     9.98%
         23    10/25/03     9.06%           54     5/25/06     10.31%           85    12/25/08    10.31%
         24    11/25/03     8.74%           55     6/25/06      9.98%           86    1/25/09      9.98%
         25    12/25/03     10.13%          56     7/25/06     10.31%           87    2/25/09      9.98%
         26    1/25/04      9.80%           57     8/25/06      9.98%           88    3/25/09     11.05%
         27    2/25/04      9.81%           58     9/25/06      9.98%           89    4/25/09      9.98%
         28    3/25/04      10.54%          59    10/25/06     10.31%           90    5/25/09     10.31%
         29    4/25/04      9.86%           60    11/25/06      9.98%           91    6/25/09      9.98%
         30    5/25/04      10.19%          61    12/25/06     10.31%
         31    6/25/04      9.92%           62     1/25/07      9.98%


(1)Derived assuming indices remain constant at 5.2875% for One-Month LIBOR and 5.1463% for Six-Month LIBOR, using 100% PPC.

--------------------------------------------------------------------------------
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          DISCLAIMER, PLEASE CONTACT WACHOVIA SECURITIES IMMEDIATELY.
--------------------------------------------------------------------------------